FORM D

SEC MAIL PROCESSING SECTION
RECEIVED
AUG 2 9 2007
WASH, D.C.
182

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

OMB APPROVAL	
OMB Number:	3235-0076
Expires:	April 30,2008
Estimated average burden hours per response	16.00

SEC USE ONLY	
Prefix	Serial
DATE RECEIVED	

FORM D

NOTICE OF SALE OF SECURITIES PURSUANT TO REGULATION D, SECTION 4(6), AND/OR UNIFORM LIMITED OFFERING EXEMPTION

Name of Offering (☐ check if this is an amendment and name has changed, and indicate change.)
The Chess Store, Inc. 401(k) Plan QES Offering

Filing Under (Check box(es) that apply): ☑ Rule 504 ☐ Rule 505 ☐ Rule 506 ☑ Section 4(6) ☐ ULOE

Type of Filing: ☐ New Filing ☐ Amendment

[redacted]

07076485

A. BASIC IDENTIFICATION DATA

1. Enter the information requested about the issuer

Name of Issuer (☐ check if this is an amendment and name has changed, and indicate change.)
The Chess Store Inc.

Address of Executive Offices (Number and Street, City, State, Zip Code)	Telephone Number (Including Area Code)
14158 Kimberly Circle, Lake Oswego, Oregon 97035	503-629-9993
Address of Principal Business Operations (Number and Street, City, State, Zip Code) (if different from Executive Offices)	Telephone Number (Including Area Code)
20811 NW Cornell Road, Suite 200, Hillsboro, OR 97124	503-629-9993

Brief Description of Business
An e-based and mail order business that imports and retails chess games and other gaming accessories

Type of Business Organization
☑ corporation ☐ limited partnership, already formed ☐ other (please specify):
☐ business trust ☐ limited partnership, to be formed

PROCESSED
SEP 0 5 2007
THOMSON FINANCIAL

Actual or Estimated Date of Incorporation or Organization: Month 1 1 Year 0 U ☑ Actual ☐ Estimated

Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State: CN for Canada; FN for other foreign jurisdiction) ☐☐

GENERAL INSTRUCTIONS

Federal:

Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6).

When To File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where To File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies Required: Five (5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing Fee: There is no federal filing fee.

State:

This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix to the notice constitutes a part of this notice and must be completed.

ATTENTION

Failure to file notice in the appropriate states will not result in a loss of the federal exemption. Conversely, failure to file the appropriate federal notice will not result in a loss of an available state exemption unless such exemption is predictated on the filing of a federal notice.

A. BASIC IDENTIFICATION DATA

2. Enter the information requested for the following:

- Each promoter of the issuer, if the issuer has been organized within the past five years;
- Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer.
- Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and
- Each general and managing partner of partnership issuers.

Check Box(es) that Apply: ☑ Promoter ☑ Beneficial Owner ☑ Executive Officer ☑ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)
Jeffrey Myers

Business or Residence Address (Number and Street, City, State, Zip Code)
14158 Kimberly Circle, Lake Oswego, Oregon 97035

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

(Use blank sheet, or copy and use additional copies of this sheet, as necessary)

B. INFORMATION ABOUT OFFERING

		Yes	No
1.	Has the issuer sold, or does the issuer intend to sell, to non-accredited investors in this offering?	☐	☒
	Answer also in Appendix, Column 2, if filing under ULOE.		
2.	What is the minimum investment that will be accepted from any individual?	$ 15.00	
3.	Does the offering permit joint ownership of a single unit?	☐	☒

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.

Full Name (Last name first, if individual)
NO COMMISSIONS WILL BE PAID IN CONNECTION WITH THE SALE OF SECURITIES IN THIS OFFERING.

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

[AL]	[AK]	[AZ]	[AR]	[CA]	[CO]	[CT]	[DE]	[DC]	[FL]	[GA]	[HI]	[ID]
[IL]	[IN]	[IA]	[KS]	[KY]	[LA]	[ME]	[MD]	[MA]	[MI]	[MN]	[MS]	[MO]
[MT]	[NE]	[NV]	[NH]	[NJ]	[NM]	[NY]	[NC]	[ND]	[OH]	[OK]	[OR]	[PA]
[RI]	[SC]	[SD]	[TN]	[TX]	[UT]	[VT]	[VA]	[WA]	[WV]	[WI]	[WY]	[PR]

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

[AL]	[AK]	[AZ]	[AR]	[CA]	[CO]	[CT]	[DE]	[DC]	[FL]	[GA]	[HI]	[ID]
[IL]	[IN]	[IA]	[KS]	[KY]	[LA]	[ME]	[MD]	[MA]	[MI]	[MN]	[MS]	[MO]
[MT]	[NE]	[NV]	[NH]	[NJ]	[NM]	[NY]	[NC]	[ND]	[OH]	[OK]	[OR]	[PA]
[RI]	[SC]	[SD]	[TN]	[TX]	[UT]	[VT]	[VA]	[WA]	[WV]	[WI]	[WY]	[PR]

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

[AL]	[AK]	[AZ]	[AR]	[CA]	[CO]	[CT]	[DE]	[DC]	[FL]	[GA]	[HI]	[ID]
[IL]	[IN]	[IA]	[KS]	[KY]	[LA]	[ME]	[MD]	[MA]	[MI]	[MN]	[MS]	[MO]
[MT]	[NE]	[NV]	[NH]	[NJ]	[NM]	[NY]	[NC]	[ND]	[OH]	[OK]	[OR]	[PA]
[RI]	[SC]	[SD]	[TN]	[TX]	[UT]	[VT]	[VA]	[WA]	[WV]	[WI]	[WY]	[PR]

(Use blank sheet, or copy and use additional copies of this sheet, as necessary.)

C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS

1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if the answer is "none" or "zero." If the transaction is an exchange offering, check this box ☐ and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

Type of Security	Aggregate Offering Price	Amount Already Sold
Debt	$ 0.00	$ 0.00
Equity	$ 848,760.00	$ 848,760.00
☑ Common ☐ Preferred		
Convertible Securities (including warrants)	$ 0.00	$ 0.00
Partnership Interests	$ 0.00	$ 0.00
Other (Specify ____________)	$	$
Total	$ 848,760.00	$ 848,760.00

Answer also in Appendix, Column 3, if filing under ULOE.

2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."

	Number Investors	Aggregate Dollar Amount of Purchases
Accredited Investors	1	$ 848,760.00
Non-accredited Investors	0	$ 0.00
Total (for filings under Rule 504 only)	1	$ 848,760.00

Answer also in Appendix, Column 4, if filing under ULOE.

3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, in the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C — Question 1.

Type of Offering	Type of Security	Dollar Amount Sold
Rule 505	N/A	$ 0.00
Regulation A	N/A	$ 0.00
Rule 504	common	$ 848,760.00
Total		$ 848,760.00

4 a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the insurer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

	Estimate	Amount
Transfer Agent's Fees	☐	$
Printing and Engraving Costs	☐	$
Legal Fees	☑	$ 2,500.00
Accounting Fees	☑	$ 1,800.00
Engineering Fees	☐	$
Sales Commissions (specify finders' fees separately)	☐	$
Other Expenses (identify) ____________	☐	$
Total	☐	$ 4,300.00

C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS

b. Enter the difference between the aggregate offering price given in response to Part C — Question 1 and total expenses furnished in response to Part C — Question 4.a. This difference is the "adjusted gross proceeds to the issuer." .... $ 844,460.00

5. Indicate below the amount of the adjusted gross proceed to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C — Question 4.b above.

	Payments to Officers, Directors, & Affiliates	Payments to Others
Salaries and fees	☐ $	☐ $
Purchase of real estate	☐ $	☐ $
Purchase, rental or leasing and installation of machinery and equipment	☐ $	☐ $
Construction or leasing of plant buildings and facilities	☐ $	☐ $
Acquisition of other businesses (including the value of securities involved in this offering that may be used in exchange for the assets or securities of another issuer pursuant to a merger)	☐ $	☐ $
Repayment of indebtedness	☐ $	☐ $
Working capital	☐ $	☑ $ 241,775.00
Other (specify): Common stock issued for existing value of business (See attached letter)	☑ $ 602,685.00	☐ $
	☐ $	☐ $
Column Totals	☐ $ 602,685.00	☐ $ 241,775.00
Total Payments Listed (column totals added)	☐ $ 844,460.00	

D. FEDERAL SIGNATURE

The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.

Issuer (Print or Type)	Signature	Date
The Chess Store Inc.	Jeffrey J Myers	July 26, 2007
Name of Signer (Print or Type)	Title of Signer (Print or Type)	
Jeffrey Myers	President	

ATTENTION

Intentional misstatements or omissions of fact constitute federal criminal violations. (See 18 U.S.C. 1001.)

E. STATE SIGNATURE

1. Is any party described in 17 CFR 230.262 presently subject to any of the disqualification provisions of such rule? .... Yes ☐ No ☒

See Appendix, Column 5, for state response.

2. The undersigned issuer hereby undertakes to furnish to any state administrator of any state in which this notice is filed a notice on Form D (17 CFR 239.500) at such times as required by state law.

3. The undersigned issuer hereby undertakes to furnish to the state administrators, upon written request, information furnished by the issuer to offerees.

4. The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the Uniform limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.

Issuer (Print or Type)	Signature	Date
The Chess Store Inc.	[signature]	July 26, 2007
Name (Print or Type)	Title (Print or Type)	
Jeffrey Myers	President	

Instruction:
Print the name and title of the signing representative under his signature for the state portion of this form. One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

APPENDIX									
1	2 Intend to sell to non-accredited investors in State (Part B-Item 1)		3 Type of security and aggregate offering price offered in state (Part C-Item 1)	4 Type of investor and amount purchased in State (Part C-Item 2)				5 Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	**Yes**	**No**		**Number of Accredited Investors**	**Amount**	**Number of Non-Accredited Investors**	**Amount**	**Yes**	**No**
AL									
AK									
AZ									
AR									
CA									
CO									
CT									
DE									
DC									
FL									
GA									
HI									
ID									
IL									
IN									
IA									
KS									
KY									
LA									
ME									
MD									
MA									
MI									
MN									
MS									

APPENDIX

1	2		3	4				5	
	Intend to sell to non-accredited investors in State (Part B-Item 1)		Type of security and aggregate offering price offered in state (Part C-Item 1)	Type of investor and amount purchased in State (Part C-Item 2)				Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	Yes	No		Number of Accredited Investors	Amount	Number of Non-Accredited Investors	Amount	Yes	No
MO									
MT									
NE									
NV									
NH									
NJ									
NM									
NY									
NC									
ND									
OH									
OK									
OR		x	common	1	$848,760.0	0	$0.00		x
PA									
RI									
SC									
SD									
TN									
TX									
UT									
VT									
VA									
WA									
WV									
WI									

APPENDIX										
1	2 Intend to sell to non-accredited investors in State (Part B-Item 1)		3 Type of security and aggregate offering price offered in state (Part C-Item 1)	4 Type of investor and amount purchased in State (Part C-Item 2)				5 Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	**Yes**	**No**		**Number of Accredited Investors**	**Amount**	**Number of Non-Accredited Investors**	**Amount**	**Yes**	**No**
WY									
PR									

The Chess Store

www.thechessstore.com

July 26, 2007

U.S. Securities and Exchange Commission
450 Fifth Street
N.W., Washington D.C. 20549

Re: The Chess Store, Inc. Form D Exemption

To Whom It May Concern:

The purpose of this letter is to provide additional details to the Securities Exchange Commission ("Commission") requested on Form D. The issuer in this transaction, The Chess Store, Inc. (hereinafter referred to as Company"), is a small business enterprise and sold Company securities, in the form of common stock equity, to raise "seed capital". All the securities sold in this transaction were sold to qualified investors, who were both Company Board of Directors ("Board") and officers (hereinafter referred to as "qualified investors").

The offer and sale of securities in this transaction was exempt under Oregon Securities Law Chapter 59.025(12) and 59.035(12). All the applicable provisions are self-executing and do not require any action on behalf of the Company to qualify for exemption.

The following is a detailed explanation of the offer and sale of the Company's securities. First, the Company operates its business as a C Corporation. The Company owns and operates an e-based and mail order business that imports and retails chess games and other gaming accessories. On June 14, 2007, the Company adopted a 401(k) Profit Sharing Plan ("Plan"). The Plan is a qualified standardized prototype that is a traditional profit sharing plan with eligible individual account plans (hereinafter referred to as "EIAP(s)"). This means the Plan investments are participant directed/controlled and not Trustee directed/controlled. The Plan Trustee establishes a master brokerage account with individual participant directed sub-accounts in the name of each Employee seeking to exercise the rights, benefits, and features of the Plan. Trustees of Plans with EIAP provisions are prohibited from imposing any limitation on the Employees' investment options.

The Plan has a provision that allows Employees, who may not yet qualify to participate in the Plan, the right to make rollover contributions. A Rollover contribution is the distribution of assets from one qualified retirement account to another qualified retirement account i.e. 401(k), IRAs, 403(b), 457, etc.. Under this provision, if an Employee, who is not yet qualified to participate in the Plan, wants to rollover contributions to the Company Plan, the employee may do so and then invest freely under the provisions of the Plan. Under ERISA and the Internal Revenue Code ("IRC"), the securities sold by an Employer to a Plan are known as Qualified Employer Securities ("hereinafter referred to as "QES"). Additionally, under IRC § 401(a)(4) and its corresponding regulations: (1) the rights, benefits and features of a Plan cannot discriminate in favor of highly compensated employees, and (2) the option to purchase QES when offered by the employer is a right under the Plan. The Company was appraised by an independent third party appraiser prior to the issuance of QES to comply with the adequate consideration rules under ERISA.

On May 15, 2007, the Company Board resolved to raise seed capital by selling securities to the Company Plan. Specifically, the Board sought to sell QES to the Plan so qualified investors with assets in their Plan accounts could purchase QES in the Company. The President possessed Plan assets in his EIAP sufficient to further capitalize the Company. At no time was it ever the Board's intention to raise seed capital via the offer/sale of securities to the general public.

The Company Board is compromised of one (1) person, Jeffrey Myers, who also acts as the Company President and Secretary. The Company employs three (3) persons who are neither Company Board members or officers nor do they qualify as qualified investors under Federal Securities Laws (hereinafter referred to a "non-qualified investors"). The President is a qualified investor under Securities laws. Therefore, as a matter of federal law, the Company was required to disclose the Board's intention to offer QES to the Plan in addition to providing Plan documents that detail the rights, benefits, and features of the Plan to all the employees of the Company. *See* Exhibit A: Employee QES Disclosure Document, Exhibit B: Plan Documents. Preliminarily, no financial statements were provided to the Employees with the other preceding disclosures, however, a "Notice to the Company of Participant's Intent to Purchase QES" document ("Employer Notice") was provided to every employee. *See* Exhibit A. The purpose of the Employer Notice document was to provide the Company notice of an Employee's/Particpant's intention to purchase QES using Plan assets so the Company could prepare and provide Company financial statements including cash flows to such Employees. The Board asserts that by providing financial statements to Employees contemplating the purchase of QES, Employees could make their final decision on factual data and discover the high risk of no return or loss of investment associated with exercising their right to purchase the QES. Other than qualified investor, Jeffrey Myers, all the Company employees declined to exercise their right to purchase QES in the Company. Therefore, no audited or unaudited financial statements were provided to any Employees and no formal offer of QES made to Employees. The attached Form D discloses the information for the actual sale of securities, all of which were purchased by Jeffrey Myers via his EIAP account.

If you have further questions regarding this transaction please contact Emily Sharp Rains, the Company Tax/ERISA attorney who assisted us with this transaction at 206-283-5593.

Sincerely,

Jeffrey Myers, President
The Chess Store, Inc.

Cc: Emily Sharp Rains, Esq.

Exhibit A:
Employee QES Disclosure Document

The Chess Store, Inc. Qualified Employers Securities Transaction Disclosure Document

Between June 26, 2007 until July 27, 2007, The Chess Store, Inc. (hereinafter referred to as "Company") will offer for sale to The Chess Store, Inc. 401(k) Plan (hereinafter referred to as the "Plan") qualified employer securities ("QES") pursuant to a Company Board of Directors resolution. Company Employees/Participants containing assets in their eligible individual account Plans ("EIAP") will be allowed to use their Plan assets to purchase QES in the Company. Neither the Company nor any third-party will charge commission to issue/sell QES to Plan EIAPs or other qualified investors.

Under ERISA § 407(d)(1) and 407(d)(5), QES is defined as a security issued by an employer of employees covered by the Plan, or by an affiliate of such employer, whereby the term security means stock. ERISA § 408(e), entitled Exemptions from Prohibited Transaction, states that the acquisition of QES by a Plan shall not constitute a prohibited transaction or be subject to the 10 percent limitation with respect to the acquisition and holding of QES, if such sale is (1) for adequate consideration, and (2) no commission is charged with respect to the sale of QES to Plan, and (3) the Plan is an eligible account Plan. *See also* ERISA §§ 406 [Prohibited Transactions], 407 [10 percent Limitations with Respect to Acquisition and Holding of Employer Securities and Employer Real Property by Certain Plans]. Moreover, all QES offered/sold will be issued from the Company Treasury and not transferred from a party in interest.

First, when QES is not traded on a national securities exchange registered under the Securities Exchange Act of 1934 (Exchange Act) § 6, adequate consideration for the offer/sale of such QES is achieved if (1) the Plan pays no more than fair market value and (2) the fair market value was determined in good faith by the fiduciary. *Howard v. Shay*, 100 F.3d 1484, 1488 (9th Cir. 1996). Proposed Regulation, 53 Fed at 17634, defines fair market value, "as the price at which an asset would change hands between a willing buyer and willing seller when the former is not under any compulsion to buy and the later is not under any compulsion to sell, and both parties are able, as well as willing, to trade and are well-informed about the asset and the market for that asset."

Second, an EIAP is a 401(k) or other Profit-Sharing Plan and such Plan explicitly provides for the acquisition of QES. *See* ERISA § 407(d)(3)(B). The Company has adopted a 401(k) Profit-Sharing Plan that explicitly allows Employees with Plan assets and Plan Participants to acquire QES on behalf of their EIAP. A Participant has the right to vote QES and all of the securities with accompanying voting rights owned by the Employee's/Participant's EIAP pursuant to the Company's 401(k) Funding Policy Rights Statement Paragraph 4: Pass Through Voting Rights. Therefore, Participants will be allowed to vote the QES held in their EIAP.

Moreover, the Plan does not contain a blackout period. A blackout period is a temporary suspension, limitation, or restriction on the ability of Participants/Beneficiaries under the EIAP to direct or diversify assets credited to their accounts. *See* ERISA § 101(i) & DOL Reg. §2520.101-3(d)(1)(i). Nor does the Plan contain any permanent restrictions that suspends, limits, or restricts a Employee/Participant from exercising their rights under the Plan. Employees/Participants may not resell QES on behalf of their EIAP to other persons because the QES is a restricted security. *THIS MEANS THAT THE RESALE OF QES IS PROHIBITED BY THE LAW, BOTH FEDERAL AND STATE.* This restraint on the alienation of QES does not constitute a restriction on the Employee's/Participants' rights under the Plan but is instead a restraint imposed by the law and is applicable to those Employees/Participants who may seek to offer/resell their QES to other persons and thereby violate governing Securities laws and applicable Anti-Fraud provisions. *See* Securities Act, Exchange Act, ERISA § 101(i)(7)(B)(i) and DOL Reg. § 2520.101-3(d)(1)(ii)(A).

Under the Exchange Act § 12, all securities must be registered unless the security is exempt. Additionally, the Securities Act § 13, requires all issuers of a security to comply with the reporting and disclosure requirements contained in this Section, unless the security to be issued is exempt. Exchange Act § 3(12)(A)(iv) describes one type of exempt security as any security issued in connection with a qualified plan. A qualified plan is defined as a profit sharing plan that meets the requirements under Internal Revenue Code (IRC) § 401. *See* Exchange Act § 3(12)(C)(i). Under the Securities Act Regulation E § 701 securities offered/sold pursuant to certain compensatory benefits plans are exempt from registration required by Securities Act § 5, but are not exempt from the anti-fraud, or civil liabilities provisions of Federal Securities laws. The purpose of this rule is to provide an exemption from the registration requirements of the Securities Act for securities issued in compensatory circumstances. The Company has narrowly tailored the QES offer to the Plan in an effort to qualify for an exemption from registration and reporting requirements required by both Securities Act and the Exchange Act and corresponding Regulations. Specifically, the Company is seeking an exemption from registration and reporting under Securities Act Regulation E § 701, or if later such exemption is deemed not available, either Regulation D §§ 504, 506, or 4(6).

Therefore, the Company will not register either the Plan or the QES issued to the Plan. The Plan offered by the Company is a qualified Plan as defined by IRC § 401 and is offered to all Company Employees for compensatory purposes only. Participation in the Plan is not mandatory and each Employee/Participant exercising the rights, benefits, and features of the Plan are not required to purchase QES in the Company when offered. Though the Company is not going to register either the Plan or the offer of QES to the Plan, the Company is still required to ensure that no manipulative or deceptive devices are used when offering the QES to the Plan EIAPs. *See* Exchange Act 10b-5.

Additionally, the Company's sole purpose for offering QES to all Plan Participants is to satisfy the requirement under Internal Revenue Code ("IRC") § 401(a)(4) that the Plan cannot offer benefits that favor highly compensated employees of the employer. Under IRC Reg. § 1.401(a)(4)-4(e)(3)(iii)(A), the right to a particular form

of investment under a Plan, including for example, a particular class or type of employer securities is a right, benefit, and feature of the Plan and must be offered in a nondiscriminatory manner. Rights, benefits, and features provided under a Plan are made available to employees in a nondiscriminatory manner only if each benefit, right, and feature satisfies the current availability requirement and the effective availability under the IRC Regulations. The Officers of the Company are seeking to further capitalize the business by purchasing QES with their personal EIAP. Since, the Company's officers are highly compensated employees, as defined by the IRC and corresponding Regulations, it would be a violation of the rules to only offer QES to the Company officers to the exclusion of all other Employees/Participants. Therefore, the Company is disclosing the offer of QES to the Plan so any Employee/Participant who opts to use assets in their EIAP to purchase QES may do so.

Under the 401(k) Plan Adoption Agreement Section 3 Part G question 1 "an employee may make rollover contributions to the Plan pursuant to Section 3.03 of the [Basic Plan] Document." Under 401(k) Plan Adoption Agreement a Participant is responsible for directing the investment of their Plan assets pursuant to Section 7.22(B) of the 401(k) Basic Plan Document and may direct the Plan assets contained in the Participants' EIAP to be in invested in QES as defined by ERISA § 407(d)(5). *See* Section Seven Part A-B, respectively. Therefore, Employees who are not currently qualified to participate may also exercise the right to purchase QES by making rollover contributions to their EIAP under the Plan. Additionally, Participants with assets in their Plan EIAPs may use such assets to purchase QES offer to the Plan. The offer of QES to Plan Employee/Participant EIAP accounts is for a limited time only due to the high costs associated with the type of offer/sale incurred to ensure the offer/sale is in compliance with IRC, ERISA, and Federal and State Securities laws.

As explained above, any and all QES purchased by Employees/Participants using their EIAPs cannot be sold in a subsequent offer/sale since the QES is a restricted security and therefore prohibited from subsequent sales due to restrictions under Federal Securities laws. However, a Employee with assets in their EIAP and/or a Plan Participant that owns QES may request that the Company redeem the QES and pay adequate consideration for the QES redeemed so the Participant may reinvest his assets in another investment opportunity or have his assets distributed to him subject to the Company's 401(k) Plan Adoption Agreement. However, a request for the Company to redeem QES may result in the Employee/Participant bearing expenses allocated to their EIAP for costs incurred to execute the Employee's/Participant's request to redeem the QES. Though, the Plan specifically states that the Plan Participant's (and Employee with EIAP assets) direct their investments and can request distribution, there exists the possibility that the Company may not have the requisite liquidity (available cash) to fulfill the Participant's request. Also, under Treas. Reg. 1.401(a)(4)-(e)(1), upon a Employee's/Participant's request for distribution, the Company may make an alternative distribution. Under the Company's Plan, the Company may distribute QES to an Employee subject to certain requests for distribution. This is known as an in-kind distribution as opposed to a cash distribution. This could be an unwanted result for a Participant seeking to cash out their

interest in the Company's QES, especially, if they are seeking to use the proceeds to invest in another investment option.

Lastly, the QES offered by the Company is highly speculative, illiquid, and involves a huge risk of receiving no return on the investment and losing the Employees'/Participants' investment in the Company. Any and all Employees/Participants should consider the terms and risks of the QES offer before they invest. Please further note, that no government regulator is recommending these securities. It is a crime for anyone to tell you differently. Investment in a small business is usually very risky. No Employee/Participant should invest any funds in the offer of QES unless he/she can afford to lose their entire investment (see below for risk factors in the small business). QES should only be purchased after exercising extreme caution and obtaining the Company's financial statements and any and all other documents that fairly demonstrate the Company's financial position, cash flows, and operations including any potential or current legal liabilities.

II. Company and Risks

The Company was incorporated in the State of Oregon on November 29, 2000. The Company operates an e-based and mail order business that imports and retails chess games and other gaming accessories (the "Business"). The Company will seek capital to fund the acquisition of additional inventory and operating capital.

The President has six years of experience managing the e-based/mail order Business. However, outside his aforementioned experience he has had limited management experience. If management fails to properly manage the cash flow and operations of the Business and/or earn sufficient regular income, the Company is not likely to survive. By survive, we mean to describe an instance whereby the Company can no longer support itself in the marketplace and therefore management has opted to liquate and dissolve the Company. However, since the Company President has managed the business for six years this may be evidence of the President's management capabilities, but not dispositive evidence of the success of the Company.

The Company also has business debt outstanding. The Company needs to continue generate enough revenue to payoff the existing debt, operations expenses, and the regular cash flow to purchase new inventory. The success of a small business is unpredictable and consequently a high risk investment option.

The Corporation has one million shares in Treasury. The Corporation will offer no more than seventy thousand shares (70,000) shares of QES between the Plan and other qualified investors. The Corporation will both offer and issue QES in a manner that satisfies the governing requirements under ERISA, IRC, and Federal and State Securities laws.

It is the responsibility of every Employee/Participant to thoroughly and carefully read all documents provided by The Chess Store, Inc., 401(k) Plan including but not

limited to: the Summary Plan Description, Funding Policy Statement, Employee Information Sheet, Enrollment Form, Designation of Beneficiary, Distribution Notice, Automatic Rollover Notice, and Loan Information Sheet. The information contained in the documents above shall supersede all information deemed contrary in this document, if any. The Company has prepared this document in good faith in order to provide all Employees/Participants adequate disclosure of their right to purchase QES using their EIAP and to comply with Federal and State Securities Laws, ERISA, and the IRC. Finally, this document is not a solicitation to sell QES but is a disclosure under ERISA and the IRC to inform Company Employees/Participants of the Plan of their right to purchase QES when offered by the Company to the Plan. Lastly, we strongly advise you to seek independent and competent counsel to further inform you of your rights and the associated risks affiliated with the purchase of QES as well as all other disclosures regarding your rights, benefits, and features under the Company 401(k) Plan.

By signing this document you agree that you understand that this document is not a written solicitation by the Company to offer/sell QES to you as a Plan Participant or otherwise and is instead proffered to provide you notice of your right to purchase QES pursuant the nondiscrimination rules of the Internal Revenue Code.

Date this _____ day of ________, 200___.

____
Print Employee/Participant Name

____
Employee/Participant Signature

Confirmation of Disclosure Documentation

I, ______________________ (employee name), agree that I have received the following documents from my employer, The Chess Store, Inc. ("Company"), doing business as The Chess Store; the purposes of the documents are to disclose the Rights, Benefits, and Features of the Company's 401(k) Plan:

- Company 401(k) Plan: Summary Plan Description _______
- Funding Policy Statement _______
- Employee Information Sheet _______
- Enrollment Form _______
- Designation of Beneficiary _______
- Distribution Notice _______
- Automatic Rollover Notice _______
- Loan Information Sheet

Furthermore, my Employer and the Company have strongly advised me to carefully and thoroughly read all the above documents and sign and date those documents requiring execution.

Dated this ________ day of ________ 200__.

____
Employee Name (Print)

____
Employee Signature

Exhibit B:
Plan Documents

EMPLOYEE INFORMATION

The entire package of information located in the "Employee Information" tab should be presented to each employee of the Corporation and any other employees that you may be required to offer participation. Upon hiring a new employee please make a copy of the package in its entirety and present the package to the new employee. Below is additional information regarding what is included in the package:

Summary Plan Description and Supporting Amendments:

The 401(k) Plan is operated according to a complex legal document called the Basic Plan Document. The Summary Plan Description and its supporting amendments provide a much simpler explanation and summary of the important features of the Basic Plan Document.

Summary of Material Modifications (SMM) to Summary Plan Description (SPD) Regarding:

EGTRRA: This document is an update and addendum to the 401(k) Summary Plan Description to address the EGTRRA amendments.

Automatic Rollovers: This document is an additional update and addendum to the 401(k) Summary Plan Description to address the automatic rollover amendments.

Final 401(k) and 401(m) Regulations: This document is an additional update and addendum to the 401(k) Summary Plan Description to address the Final 401(k) and 401(m) Regulations.

Roth 401(k) (if you have elected to adopt this optional amendment): This document is an additional update and addendum to the 401(k) Summary Plan Description to address the Roth 401(k) amendment.

Funding Policy Statement

A Funding Policy Statement must be completed by every employee of the plan. The statement provides guidelines for investment of the plan's assets.

Employee Information Sheet:

The Employee Information Sheet must be maintained with the Summary Plan Description and presented to each employee. The Employee Information Sheet outlines each participant's responsibility for the investment performance of the employee's retirement account if the employee should elect to enroll in the plan.

Summary Plan Description

Prepared for

The Chess Store, Inc.

Introduction

Effective June 14, 2007, The Chess Store, Inc. has adopted the The Chess Store, Inc. 401(k) Plan designed to help you meet your financial needs during your retirement years. The plan sequence number, which identifies the number of qualified plans The Chess Store, Inc. currently maintains or has previously maintained, is 001.

To become a Participant in the Plan, you must meet the Plan's eligibility requirements. Once you become a Participant, The Chess Store, Inc. will maintain an Individual Account for you. Each Plan Year, your account will be adjusted to reflect contributions, gains, losses, etc. The percentage of your account to which you will be entitled when you terminate employment depends on the Plan's vesting schedule. These features are explained further in the following pages.

The actual Plan is a complex legal document that has been written in the manner required by the Internal Revenue Service (IRS) and is referred to as the Basic Plan Document. This document is called a Summary Plan Description (SPD) and explains and summarizes the important features of the Basic Plan Document. The Chess Store, Inc. may make contributions to this Plan. In addition, you may be able to elect to reduce your annual taxable income by deferring a portion of your Compensation into the Plan as Elective Deferrals. You should consult the Basic Plan Document for technical and detailed Plan provisions. The Basic Plan Document, and not this SPD, controls the legal operation of the Plan.

If at any time you have specific questions about the Plan as it applies to you, please bring them to the attention of the Plan Administrator whose address and telephone number appears in Section One of this SPD. You may also examine the Basic Plan Document itself at a reasonable time by making arrangements with the Plan Administrator.

Contents of the Summary Plan Description

SECTION ONE: DEFINITIONS

The following definitions are used in the text of this SPD. These words and phrases are capitalized throughout the SPD for ease of reference.

Compensation - means the earnings paid to you by The Chess Store, Inc. that are taken into account for purposes of the Plan.

Employee - means any person employed by The Chess Store, Inc..

Elective Deferrals - means the dollars you put into the Plan through before-tax payroll deductions.

Employer - means The Chess Store, Inc., the sole proprietorship, partnership, corporation, or other entity maintaining this Plan.

Individual Account - means the contribution account established and maintained for you which is made up of all contributions made by you or on your behalf.

Matching Contribution - means a contribution made by The Chess Store, Inc. to the 401(k) Plan on your behalf based upon your Elective Deferrals and/or your Nondeductible Employee Contributions.

Participant - means an Employee who has met the eligibility requirements, has entered the Plan, and has become eligible to make or receive a contribution to his or her Individual Account.

Salary Reduction Agreement - means the agreement you sign to authorize The Chess Store, Inc. to deduct your Elective Deferrals from your Compensation and put them into the 401(k) Plan.

Plan - means the specific retirement plan The Chess Store, Inc. has set up. The Plan is governed by a legal document containing various technical and detailed provisions. The Plan Administrator has a copy of the Plan document.

Plan Administrator - The Plan Administrator is responsible for directly administering the Plan. The Chess Store, Inc. is the Plan Administrator of this Plan and is therefore responsible for the day-to-day administration and management of the Plan. To ensure efficient and sound operation and management of the Plan, The Chess Store, Inc. has the discretionary authority to appoint other persons as may be necessary to act on its behalf or assist in performing these responsibilities. The address and phone number of The Chess Store, Inc. is listed below.

The Chess Store, Inc.
14158 Kimberly Circle
Lake Oswego, OR 97035
(503) 629-9993

Plan Year - means the 12-month period ending on December 31st.

Profit Sharing Contribution - means the amount contributed to the Plan on your behalf by The Chess Store, Inc..

SECTION TWO: ELIGIBILITY AND PARTICIPATION

ELIGIBLE CLASSES OF EMPLOYEES

You will generally be allowed to become a Participant in the Plan after having satisfied the age and service requirements and entered the Plan. Even if you satisfy the eligibility criteria, however, you are not eligible to become a Participant in the Plan if you

- are covered by a collective bargaining agreement (e.g.union agreement) unless the agreement requires you to be eligible
- are a nonresident alien and receive no earned income from The Chess Store, Inc. within the United States
- became an Employee as the result of an acquisition, merger or similar transaction. You will be excluded only for the transition period.

AGE AND SERVICE REQUIREMENTS

Elective Deferrals

You will become eligible to enter the Plan and begin making Elective Deferrals after you have completed 1 year of service for The Chess Store, Inc. and attained the age of 21.

Matching Contributions

You will become eligible to enter the Plan and receive Matching Contributions after you have performed 1 year(s) of service for The Chess Store, Inc. and attained the age of 21.

Profit Sharing Contributions

You will become eligible to enter the Plan and receive Profit Sharing Contributions after you have performed 1 year(s) of service for The Chess Store, Inc. and attained the age of 21.

You will be credited with a year of service for eligibility purposes if you work 1000 or more hours during the year.

HOW HOURS OF SERVICE ARE COUNTED

Your hours of service are generally counted on the basis of the actual number of hours you work or for which you are entitled to Compensation.

WHEN YOU MAY PARTICIPATE IN THE PLAN

After you have met the eligibility requirements, you will become a Participant in the Plan on the applicable entry date(s). The Chess Store, Inc. has designated First day of the next scheduled payroll period. as the entry date(s) for this Plan.

You will continue to participate in the Plan as long as you do not incur a break in service. A break in service is a 12 consecutive month period during which you fail to work in excess of 500 hours. However, no break in service will occur if the reason you did not work more than the required number of hours was because of certain absences due to birth, pregnancy or adoption of children, military service or other service during a national emergency during which your re-employment under a federal or state law is protected and you do, in fact, return to work within the time required by law.

SECTION THREE: PLAN FUNDING AND ADMINISTRATION

PLAN CONTRIBUTION SOURCES, ALLOCATIONS AND LIMITATIONS

Elective Deferrals

You may make before-tax contributions to the Plan through payroll deduction. Such contributions are called Elective Deferrals.

To begin making Elective Deferrals, you must complete and sign a Salary Reduction Agreement. Once you become eligible to participate in the Plan, The Chess Store, Inc. will provide you with such form.

For example, assume your Compensation is $15,000. You wish to make an Employee 401(k) Contribution to the Plan and sign a Salary Reduction Agreement authorizing an Employee 401(k) Contribution of 5% of your Compensation. As a result, The Chess Store, Inc. will pay you $14,250 as gross taxable income and will deposit your 5% Employee 401(k) Contribution (i.e., $750) into the Plan for you.

Limits on Elective Deferrals

Federal tax laws and plan documents govern the amount of Elective Deferrals that you may make. Specifically, federal law places two annual limits on the amount you may defer into a 401(k) plan - an individual limit and an average limit.

Individual Limit

Federal tax law limits the amount you can put into the Plan during each of your tax years (generally, a calendar year) to $15,500 (for 2007). This amount is indexed periodically for changes in the cost-of-living index. See your Plan Administrator for the current year's limit. This limit applies to all Elective Deferrals you make during your tax year to any deferral plans maintained by your present or former employers.

If you defer more than you are allowed, you must submit in writing for the return of the excess to The Chess Store, Inc. no later than March 1.

The excess amount and any earnings you may have received on the excess must be taken out of the Plan by April 15 of the year following the year the money went into the Plan. The excess amounts will be reported on Form 1099-R and will be taxable income for the year in which you put the excess into the Plan. Earnings on the excess amount will be taxable in the year distributed.

Average Limits

Tax law defines a group of an employer's employees known as highly compensated employees. Highly compensated employees making Elective Deferrals are limited in the percent of their Compensation that they defer based on the average percent of Compensation deferred by the non-highly compensated group of employees during either the current or prior Plan Year. If these limits apply to you, The Chess Store, Inc. will give you additional information about them.

Plan Specific Limitations

Upon completion of a Salary Reduction Agreement, your Compensation will be reduced each pay period by the percent you specify. The Chess Store, Inc. permits you to defer a percentage of your Compensation from 1% to 100% in increments of 1% each Plan Year.

To change the amount of your Elective Deferrals, you must complete and sign a revised Salary Reduction Agreement and return it to The Chess Store, Inc. at least 30 days before the change will take effect or a lesser number of days if The Chess Store, Inc. permits. You may change your Salary Reduction Agreement as of the first day of the Plan Year and the first day of the seventh month of the Plan Year, and any additional dates determined by The Chess Store, Inc..

To discontinue making Elective Deferrals, you must complete and sign a revised Salary Reduction Agreement and return it to The Chess Store, Inc. at least 30 days before the change will take effect or a lesser number of days if The Chess Store, Inc. permits.

If you stop making deferrals, you must wait until the first day of the Plan Year or the first day of the seventh month before you may begin making Elective Deferrals again. The Chess Store, Inc. may establish uniform and nondiscriminatory rules that would allow you to resume making Elective Deferrals sooner.

Instead of, or in addition to, making Elective Deferrals each pay period through payroll deduction, you may make Elective Deferrals by deferring into the Plan all or part of any cash bonuses you may receive during the Plan Year.

<u>Matching Contributions</u>

Individual Limits

Matching Contributions are Employer Contributions that are contributed to the Plan based on your Elective Deferrals. Effective June 14, 2007 (or the date you begin participating in the Plan, if later), The Chess Store, Inc. may make Matching Contributions to the Plan equal to a percentage of your Elective Deferrals which The Chess Store, Inc. will determine each year.

However, Matching Contributions will not be made with respect to your contributions in excess of 25% of your Compensation.

To share in the Matching Contribution, you must be a Participant in the Plan on at least one day of the Plan Year and make Elective Deferrals.

There is no minimum hours of service required if you are employed on the last day of the Plan Year. However, you must perform at least 500 hours of service during the Plan Year in order to receive a Matching Contribution if you separate from service before the end of the Plan Year.

Tax law defines a group of an employer's employees known as highly compensated employees. Highly compensated employees receiving Matching Contributions are limited in the amount of Matching Contributions which they may receive based on the average Matching Contribution (as a percent of Compensation) received by the non-highly compensated group of employees during either the current or prior Plan Year. If these limits apply to you, The Chess Store, Inc. can give you additional information about them.

<u>Profit Sharing Contributions</u>

Each year, the managing body of The Chess Store, Inc. will determine the amount, if any, which it will contribute to the Plan.

To share in Profit Sharing Contributions, you must be a Participant in the Plan on at least one day of the Plan Year.

If you satisfy the requirements and are entitled to a Profit Sharing Contribution, you will receive a pro rata allocation based on your Compensation in relation to the Compensation of all Participants entitled to Profit Sharing Contributions.

For example, assume you are one of 10 Participants in the Plan and your Compensation is $10,000. Assume further that the Compensation of all Participants when added together equals $100,000. The ratio of your Compensation ($10,000) to that of all Participants ($100,000) is 1/10. Therefore, 1/10 of the contribution made by your Employer to the Plan will be allocated to your account.

Qualified Nonelective Contributions (QNECs) and Qualified Matching Contributions (QMACs)

QNECs and QMACs may be made by The Chess Store, Inc. to satisfy special nondiscrimination rules that apply to the Plan. These contributions are fully vested when made and are subject to the same restrictions on withdrawals applicable to Elective Deferrals.

Rollover and Transfer Contributions

The Chess Store, Inc. allows you to make rollover contributions, regardless of whether you have become a Participant in the Plan, unless you are part of an excluded class of Employees. You are 100% vested in your rollover contributions at all times and may withdraw them from the Plan at any time.

The Chess Store, Inc. allows you to make transfer contributions, regardless of whether you have become a Participant in the Plan unless you are part of an excluded class of Employees. You are 100% vested in your transfer contributions and may withdraw them from the Plan at any time. However, assets transferred from a money purchase pension plan to this Plan may not be distributed before your retirement, death, disability or severance from employment or prior to plan termination.

Annual Additions Limitation

In spite of the contribution/allocation formulas described earlier, federal law limits the annual amount that may be allocated to your account to the lesser of $45,000 (for 2007) or 100% of your Compensation. The $45,000 limit is adjusted periodically for changes in the cost-of-living index. See your Plan Administrator for the current year's limit.

COMPENSATION

The definition of Compensation for plan purposes may vary for many reasons. For example, federal tax law may require use of one definition of Compensation for nondiscrimination testing and another definition for contribution allocation purposes. In addition, federal tax law permits employers such as The Chess Store, Inc. to choose the definition of Compensation that will be used for other purposes. Regardless of the various definitions of Compensation which may be required or allowed, in the event your Compensation exceeds $225,000 per year (for plan years that begin in 2007), only the first $225,000 will be counted as Compensation under the Plan. This $225,000 cap is adjusted periodically for changes in the cost-of-living index. See your Plan Administrator for the current year's limit.

Also, if you satisfy the eligibility requirements and enter the Plan on a date other than the first day of the year over which your Compensation is to be determined, the Compensation earned during the year, but prior to your entry into the Plan, will be excluded.

The Chess Store, Inc. has elected to use your Plan Year W-2 Compensation for purposes of this Plan. Your Compensation, however, will be adjusted as described below.

Elective deferrals you make to a The Chess Store, Inc. cafeteria, 401(k), salary deferral SEP, tax sheltered annuity plan, or qualified transportation fringe benefits you receive will be included in your Compensation.

PLAN ADMINISTRATION AND MANAGEMENT

All contributions made to the Plan on your behalf will be placed in a trust fund established to hold dollars for the benefit of all Participants. The Chess Store, Inc. will establish and maintain an Individual Account for you and all Participants. Your Individual Account will be used to track your share in the total trust fund.

SELF DIRECTION OF INVESTMENTS

This Plan allows you to direct the investment of the assets in your Individual Account. The Chess Store, Inc. will establish uniform and nondiscriminatory policies describing how and when you may provide investment directions.

ERISA SECTION404(c) PLAN

Your Employer intends that the retirement Plan you participate in satisfies the requirements of Sec. 404(c) of the Employee Retirement Income Security Act (ERISA) and Title 29, Code of Federal Regulations, Sec. 2550.404c-1. This means that your Employer is providing you with a variety of investment options, which allows you to choose those investments that meet your retirement savings needs. As a result, your Employer, and other people in charge of the Plan, will not be responsible for the performance of the investments that you select.

ADDITIONAL INFORMATION

You may request the following additional investment information from your Employer:

1. a description of the annual operating expenses of each investment alternative which reduces your rate of return and the overall amount of such expenses shown as a percentage of average net assets of the investment alternative;

2. copies of any prospectuses, financial statements and reports, and any other materials relating to the investment alternatives available under the Plan if such information is provided to the Plan;

3. a list of the actual investments held in each investment alternative and the value of each of these individual investments (or the proportion of the investment alternative which it comprises);

4. with respect to each individual investment which has a fixed rate of interest and is issued by a bank, savings and loan association, or insurance company, the name of the issuer of the investment and its term and rate of return;

5. information concerning the value of shares or units in investment alternatives available to you under the Plan, as well as the past and current investment performance of the investment alternatives;

6. information concerning the value of shares or units in investment alternatives in which you have invested your retirement plan dollars.

SECTION FOUR: DISTRIBUTION OF BENEFITS AND VESTING

BENEFIT ELIGIBILITY

Certain events must occur before you may withdraw money from the Plan. In general, benefits may be withdrawn upon termination of employment after attaining normal retirement age or upon Plan termination.

Normal retirement age under this Plan is age 59.5.

You may withdraw all or a portion of your vested Individual Account if you

- terminate employment before attaining normal retirement age
- become disabled
- attain normal retirement age but continue to work

You may also withdraw your Employer Profit Sharing Contributions and Matching Contributions if you

- attain age 59½ but continue to work
- qualify for in-service distributions on account of financial hardship and are 100% vested

In addition, you may withdraw your Elective Deferrals on account of financial hardship or if you attain age 59½ but continue to work.

Generally, the only financial needs that are considered to meet the financial hardship requirements are the following items: deductible medical expenses for you or your immediate family, purchase of your principal residence, payment of tuition and related educational expenses for the next 12 months of post-secondary education for you or your immediate family, or to prevent eviction from your home or foreclosure upon your principal residence. Check with your Plan Administrator to determine if any other financial needs meet the financial hardship requirements under your Plan. A hardship distribution cannot exceed the amount of your immediate and heavy financial need and you must have obtained all distributions and all nontaxable loans from all Plans maintained by The Chess Store, Inc. prior to qualifying for a hardship distribution. Hardship distributions are subject to a 10% penalty tax if received before you reach age 59½.

Your Elective Deferrals will be suspended for 12 months after receipt of the hardship distribution of Elective Deferrals.

DISTRIBUTION OF BENEFITS

Form of Payment

Payments from the Plan that are eligible rollover distributions may be taken in two ways. You may have all or any portion of your eligible rollover distribution either (1) paid in a direct rollover to an individual retirement account or another employer plan or (2) paid to you. If you choose to have your Plan benefits paid to you, you will receive only 80% of the payment, because The Chess Store, Inc. is required to withhold 20% of the payment and send it to the IRS as income tax withholding to be credited against your taxes.

The Chess Store, Inc. will give you more information about your options around the time that you request your payout from the Plan. That information will, among other things, define an eligible rollover distribution.

If you terminate employment and your vested Individual Account (i.e., the amount of money in the Plan you are entitled to) is eligible to be rolled over, is more than $1,000, but is no more than $5,000, and you do not elect to receive your distribution from the Plan in either a single lump sum or a direct rollover, your benefits will be paid as a direct rollover to an individual retirement account. The Chess Store, Inc. will select an individual retirement account trustee, custodian or issuer that is unrelated to The Chess Store, Inc., establish the individual retirement account with the trustee and make the initial investment choices for the account.

If your vested Individual Account is more than $5,000 and you request a distribution, all or a portion of your benefits under the Plan will be made in the following form(s):

- lump sum
- installment payments
- applied to purchase of an annuity contract, other than a life annuity

Timing of Benefit Payments

If the value of your Individual Account is no more than $5,000, The Chess Store, Inc. will direct that your benefits be paid as soon as administratively feasible.

If your account is more than $5,000, your funds will be left in the Plan until you submit a written request to The Chess Store, Inc. for payment. However, you must begin taking required minimum distributions at age 70½. If you are not more than a five-percent owner, the Plan may allow you to delay taking required minimum distributions until you retire. The Chess Store, Inc. will provide you with more information and the proper request forms.

DETERMINING YOUR VESTED AMOUNT

Amount of Benefit

Whether you receive the full value of your account(s) depends on the reason you are receiving the distribution and your vested percentage in your contributions. Your distribution will be the full value of your Individual Account (that is, you will be 100% vested) if The Chess Store, Inc. terminates this Plan, completely discontinues contributions to the Plan, or you reach normal retirement age, die or become disabled.

However, if you terminate employment and thus become eligible for a distribution from the Plan, your distribution will be only the vested amount in your Individual Account. Loss, denial or reduction of anticipated benefits may occur if you terminate employment before becoming fully vested, or if all or a portion of your benefit is set aside for an alternate payee under a qualified domestic relations order (QDRO). (Participants and Beneficiaries may obtain from The Chess Store, Inc. without charge a copy of the Plan's procedures governing QDRO determinations.) You may also lose your benefit if you cannot be located when a benefit becomes payable to you.

Your vested amount is determined by multiplying the value of your Individual Account subject to the plan's vesting schedule by the applicable percentage from the vesting schedule. The vesting schedule determines how rapidly your Individual Account balance becomes nonforfeitable based on years of service.

EXAMPLE: Assume you have $10,000 subject to a vesting schedule in your Individual Account and you terminate employment when you are 40% vested. Your vested amount would be $4,000 (.40 x $10,000).

You will generally be vested in your Individual Account derived from Profit Sharing Contributions and forfeitures according to the following schedule.

Years of Vesting Service	Vested Percentage
Less than One	0%
1	0%
2	20%
3	40%
4	60%
5	80%
6	100%

You will generally be vested in your Individual Account derived from Matching Contributions and forfeitures according to the following schedule.

Years of Vesting Service	Vested Percentage
Less than One	0%
1	0%
2	20%
3	40%
4	60%
5	80%
6	100%

Years of Vesting Service

You must provide a minimum of 1000 hours of service to complete a year of vesting service. In addition, you must exceed 500 hours of service to avoid a break in vesting service.

All of your years of service with The Chess Store, Inc. are counted for the purpose of determining your vested percentage except

- years of service before you attained age 18

Profit Sharing Contribution Forfeitures

If you are not 100% vested and receive a distribution of your Profit Sharing Contributions, the dollars left in the Plan are called forfeitures. In your Plan, forfeitures may be applied first to payment of plan administration expenses. Any remaining forfeitures will be used towards Profit Sharing Contributions. If you return to work for The Chess Store, Inc. before incurring five consecutive one year breaks in service, you may recapture the forfeited benefit. Generally, your forfeited benefit will be restored immediately by The Chess Store, Inc. if you have not incurred five consecutive one year breaks in service, and if you pay back to the Plan the distribution that you received.

Matching Contribution Forfeitures

If you are not 100% vested and receive a distribution of your Matching Contributions, the dollars left in the Plan are called forfeitures. In your Plan, forfeitures may be applied first to payment of plan administration expenses. Any remaining forfeitures will be used towards Matching Contributions. If you return to work for The Chess Store, Inc. before incurring five consecutive one year breaks in service, you may recapture the forfeited benefit. Generally, your forfeited benefit will be restored immediately by The Chess Store, Inc. if you have not incurred five consecutive one year breaks in service, and if you pay back to the Plan the distribution that you received.

RESTRICTIONS OR PENALTIES ON DISTRIBUTIONS

If you receive a distribution before reaching age 59½, you must pay an additional 10% penalty tax on dollars included in income. There are, however, exceptions to the 10% early distribution penalty. Your tax advisor can assist you in determining if one of the exceptions applies to your distribution.

PAYOUTS TO YOUR BENEFICIARIES

Your beneficiary will receive the total value of your Individual Account when you die. If you are married, your spouse will automatically be your beneficiary. To choose another beneficiary, you must sign a written form listing a nonspouse beneficiary. Your spouse must give written consent to this in the presence of a notary public. Contact The Chess Store, Inc. if you wish to choose a nonspouse beneficiary. If the vested value of your Individual Account is no more than $5,000, your beneficiary will receive a lump sum payment of the entire amount.

If the value of your vested Individual Account is greater than $5,000, your beneficiary will receive a payout(s) in a form other than a life annuity.

SECTION FIVE: CLAIMS PROCEDURE

WHAT TO DO TO RECEIVE BENEFITS

You or your beneficiary must file a written request with The Chess Store, Inc. in order to start receiving benefits when you become eligible for them or when you die. If you do not receive a benefit to which you believe your are entitled, you should file a claim with The Chess Store, Inc..

HOW TO FILE A CLAIM

You may claim a benefit to which you think you are entitled by filing a written request with The Chess Store, Inc.. The claim must set forth the reasons you believe you are eligible to receive benefits and authorize The Chess Store, Inc. to conduct such examinations and take such steps as may be necessary to evaluate the claim.

WHAT TO DO IF YOUR CLAIM IS DENIED

Except as described below, if your claim is denied, The Chess Store, Inc. will provide you or your Beneficiary with a written notice of the denial within 90 days of the date your claim was filed. This notice will give you the specific reasons for the denial, the specific provisions of the Plan upon which the denial is based, and an explanation of the procedures for appeal.
In the case of a claim for disability benefits, if The Chess Store, Inc. is making a determination of whether you are disabled (as defined in the Plan), you will be notified of a denial of your claim within a reasonable amount of time, but not later than 45 days after the Plan receives your claim. The 45-day time period may be extended by the Plan for up to 30 days, if The Chess Store, Inc. determines that an extension is necessary due to matters beyond the control of the Plan. The Chess Store, Inc. will notify you, before the end of the 45-day period, of the reason(s) for the extension and the date by which the Plan expects to make a decision regarding your claim.
If, before the end of the 30-day extension, The Chess Store, Inc. determines that, due to matters beyond the control of the Plan, a decision regarding your claim cannot be made within the 30-day extension, the period for making the decision may be extended for an additional 30 days, provided that The Chess Store, Inc. notifies you, prior to the end of the first 30-day extension, of the circumstances requiring the additional extension and the date as of which the Plan expects to make a decision. The notice will specifically explain the standards on which the approval of your claim will be based, the unresolved issues that prevent a decision on your claim, and the additional information needed to resolve those issues. You will have at least 45 days within which to provide the specified information.
The period of time within which approval or denial of your claim is required to be made generally begins at the time your claim is filed. If the period of time is extended because you fail to submit information necessary to decide your claim, the period for approving or denying your claim will not include the period of time between the date on which the notification of the extension is sent to you and the date on which you provide the additional information.

The Chess Store, Inc. will provide you with written or electronic notification if your claim is denied. The notification will provide the following:

i. The specific reason or reasons for the denial;

ii. Reference to the specific section of the Plan on which the denial is based;

iii. A description of any additional information that you must provide before the claim may continue to be processed and an explanation of why such information is necessary;

iv. A description of the Plan's review procedures and the time limits applicable to such procedures, including a statement of your right to bring a civil action under Section 502(a) of the Employee Retirement Income Security Act (ERISA) following a claim denial on review;

v. In the case of a Plan providing disability benefits,

If The Chess Store, Inc. used an internal rule or guideline in denying your claim, either the specific rule or guideline; or a statement that the rule or guideline was relied upon in denying your claim and that a copy will be provided free of charge to you upon request.
If the claim denial is based on a medical necessity, experimental treatment or similar situation, either an explanation of the scientific or clinical basis for the denial, applying the terms of the Plan to your medical circumstances, or a statement that an explanation will be provided free of charge upon request.

HOW TO APPEAL A DENIED CLAIM

You or your Beneficiary will have 60 days from receipt of the notice of claim denial in which to appeal the The Chess Store, Inc. decision. You may request that the review be in the nature of a hearing and an attorney may represent you.
However, in the case of a claim for disability benefits, if The Chess Store, Inc. is deciding whether you are disabled under the terms of the Plan, you will have at least 180 days following receipt of notification of a claim denial within which to appeal The Chess Store, Inc. decision.

You may submit written comments, documents, records, and other information relating to your claim. In addition, you will be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information pertaining to your claim.

Your appeal will take into account all comments, documents, records, and other information submitted by you relating to the claim, even if the information was not included originally.

If the claim is for disability benefits:

i. Your claim will be reviewed independent of your original claim and will be conducted by a named fiduciary of the Plan other than the individual who denied your original claim or any of his or her employees.

ii. In deciding an appeal of a claim denial that is based in whole or in part on a medical judgment, the appropriate named fiduciary will consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment;

iii. The Chess Store, Inc. will provide you with the name(s) of the health care professional(s) who was consulted in connection with your original claim, even if the claim denial was not based on his or her advice. The health care professional consulted for purposes of your appeal will not be the same person or any of his or her employees.

iv. You will be notified of the outcome of your appeal no later than 45 days after receipt of your request for the appeal, unless The Chess Store, Inc. determines that special circumstances require an extension of time for processing the claim. If The Chess Store, Inc. determines that an extension is required, written notice of the extension will be provided to you prior to the end of the initial 45-day period. The notice will identify the special circumstances requiring an extension and the date by which the Plan expects to make a decision regarding your claim.

The Chess Store, Inc. will provide you with written or electronic notification of the final outcome of your claim. The notification will include:

i. A statement that you are entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to your claim;

ii. A statement describing any additional voluntary appeal procedures offered by the Plan, your right to obtain the information about such procedures, and a statement of your right to bring an action under Section 502(a) of ERISA; and

iii. If The Chess Store, Inc. used an internal rule or guideline in denying your claim, either the specific rule or guideline; or a statement that the rule or guideline was relied upon in denying your claim and that a copy will be provided free of charge to you upon request.

If the claim denial is based on a medical necessity, experimental treatment or similar situation, either an explanation of the scientific or clinical basis for the denial, applying the terms of the Plan to your medical circumstances, or a statement that an explanation will be provided free of charge upon request.

SECTION SIX: MISCELLANEOUS

PLAN TERMINATION

The Chess Store, Inc. expects to continue the Plan indefinitely. However, The Chess Store, Inc. may terminate the Plan at any time by appropriate action of its managing body. In the unlikely event The Chess Store, Inc. does terminate the Plan, you will become 100% vested in the aggregate value of your Individual Account regardless of whether your vesting years of service are sufficient to make you 100% vested under the vesting schedule(s).

If the Plan terminates, benefits are not insured by the Pension Benefit Guaranty Corporation (PBGC). Under the law, PBGC insurance does not cover the type of plans called defined contribution plans. This Plan is a defined contribution plan and, therefore, is not covered.

BREAK IN SERVICE SITUATIONS

If you quit your job, incur a break in service and then return to work, your date of participation depends on whether you had a vested interest in contributions at the time you quit and incurred a break in service.

If you had a vested interest, you will participate again on the first Entry Date after your return to employment. In addition, your vesting years of service accumulated prior to the time you quit and incurred a break in service will be counted in figuring your vested interest.

If you did not have a vested interest, any eligibility years of service occurring before the break in service will be taken into account and you will begin to participate again on the first Entry Date after your return to service unless the number of consecutive one year breaks in service equals or exceeds the greater of five years, or the aggregate number of eligibility years of service preceding the breaks in service. If your period of consecutive breaks in service exceeds your period of prior service, you will be treated as a new employee and will participate again when you satisfy the Plan's eligibility requirements. In addition, any vesting years of service occurring before the break in service will be taken into account in computing your vested interest under the Plan unless the number of consecutive one year breaks in service equals or exceeds the greater of five years or the aggregate number of vesting years of service preceding the breaks in service. For example, if you work for two years, quit without being vested, and then return to employment after a break of two years or less, the Plan will give you vesting credit for the initial two-year period.

PLAN EXPENSES

All reasonable expenses of administration, including, but not limited to, those involved in retaining necessary professional assistance may be paid from the assets of the Plan. Such expenses may be allocated among all Plan Participants or, with respect to expenses directly related to you, charged to your Individual Account. Examples of expenses that may be directly related to you include, but are not limited to, general recordkeeping fees and expenses incurred in relation to loans (if permitted under your Plan), distributions, qualified domestic relations orders and your ability to direct the investment of your Individual Account, if applicable. Finally, the Employer may, in its discretion, pay any or all of these expenses. Your Plan Administrator will provide you with a summary of all Plan expenses and the method of payment of the expenses upon request.

SECTION SEVEN: RIGHTS UNDER ERISA

THE RIGHTS AND PROTECTIONS TO WHICH A PLAN PARTICIPANT IS ENTITLED UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT

As a Participant in this Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Plan Participants shall be entitled to:

Receive Information About Your Plan and Benefits

1. Examine, without charge, at the Plan Administrator's office and at other specified locations, such as work sites and union halls, all Plan documents governing the plan, including insurance contracts and collective bargaining agreements, and a copy of the latest annual report (Form 5500 Series) filed by The Chess Store, Inc. with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.

2. Obtain, upon request to the Plan Administrator, copies of documents governing the operations of the plan, including insurance contracts and collective bargaining agreements, and copies of the latest annual report (Form 5500 Series) and updated Summary Plan Description (SPD). The Plan Administrator may make a reasonable charge for the copies.

3. Receive a summary of the Plan's annual financial report. The Chess Store, Inc. is required by law to furnish each participant with a copy of this Summary Annual Report.

4. Obtain, once a year, a statement of the total pension benefits accrued and the nonforfeitable (vested) pension benefits (if any) or the earliest date on which benefits will become nonforfeitable (vested). The Plan may require a written request for this statement, but it must provide the statement free of charge.

Prudent Action by Plan Fiduciaries

In addition to creating rights for Plan Participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan Participants and beneficiaries. No one, including The Chess Store, Inc., your union, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a pension benefit or exercising your rights under ERISA.

Enforce Your Rights

If your claim for a pension benefit is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of plan documents or the latest annual report from the Plan and do not receive them within 30 days, you may file suit in a Federal court. In such a case, the court may require The Chess Store, Inc. to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of The Chess Store, Inc.. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court. In addition, if you disagree with the Plan's decision or lack thereof concerning the qualified status of a domestic relations order or a medical child support order, you may file suit in Federal court. If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If you are successful the court may order the person you have sued to pay the costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

Assistance with Your Questions

If you have any questions about your Plan, you should contact The Chess Store, Inc.. If you have any questions about this statement or about your rights under ERISA, or you need assistance in obtaining documents from The Chess Store, Inc., you should contact the nearest office of the Employee Benefits Security Administration, U. S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U. S. Department of Labor, 200 Constitution Avenue N.W., Washington D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.

Further, if this Plan is maintained by more than one employer, you can obtain, in writing, information as to whether a particular employer is participating in this Plan and, if so, the participating Employer's address. In addition, you may request, in writing, a complete list of Employers participating in this Plan. You may obtain such information by making a written request to The Chess Store, Inc.. The Chess Store, Inc. is the most significant (parent) employer of the group of employers maintaining this Plan.

Employer Information

Name:	The Chess Store, Inc.
Address:	14158 Kimberly Circle Lake Oswego, OR 97035
Business Telephone:	(503) 629-9993
Identification Number:	93-1307047
Income Tax Year End:	December 31st

Agent for Service of Legal Process

The Agent for Service of Legal Process is the person upon whom any legal papers can be served. Service of legal process may be made upon a Plan Trustee, the Employer or the Plan Administrator.

Name:	Jeffrey J. Myers
Address:	14158 Kimberly Circle, Lake Oswego, Oregon 97035

Trustee(s)

Name:	Jeffrey J. Myers
Title:	Trustee
Business Address:	14158 Kimberly Circle, Lake Oswego, Oregon 97035
Business Telephone:	(503) 629-9993

Name:	Susan K. English
Title:	Trustee
Business Address:	14158 Kimberly Circle, Lake Oswego, Oregon 97035
Business Telephone:	(503) 629-9993

SUMMARY OF MATERIAL MODIFICATIONS REGARDING THE QUALIFIED RETIREMENT PLAN ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 ("EGTRRA")

The purpose of this document is to update your Summary Plan Description (SPD) regarding several provisions. This document is very important and should be maintained with your SPD. Unless otherwise noted, the effective date of the amendment is the first day of the first Plan Year beginning after December 31, 2001.

SPD AMENDMENT

DEFINITIONS

Catch-Up Contributions
Additional Elective Deferrals, not to exceed the applicable dollar amount for a given year, made under this Plan by Participants who attain age 50 before the close of the Plan Year.

Direct Rollover
A way of rolling over an Eligible Rollover Distribution from a qualified plan directly to an Eligible Retirement Plan thereby avoiding federal income tax withholding.

Eligible Retirement Plan
An eligible 457(b) plan maintained by a state governmental entity, a Traditional IRA, a qualified retirement plan, a qualified annuity plan and a 403(b) plan.

Eligible Rollover Distribution
Any distribution to your credit that does not include the following: any distribution that is one of a series of substantially equal periodic payments; required minimum distributions; and hardship distributions. In addition, an Eligible Rollover Distribution includes a Direct Rollover of Nondeductible Employee Contributions made to a Traditional IRA or qualified retirement plan, if those amounts are separately accounted for in the receiving plan.

Key Employee
An Employee who at any time during the Plan Year is an officer of the employer having annual compensation greater than $130,000 (indexed); a five-percent owner of the company; or a one-percent owner of the company with annual compensation exceeding $150,000.

Nondeductible Employee Contributions
Any contribution that you make to a plan on an after-tax basis. These contributions may only be made to 401(k) plans and certain 403(b) plans.

PLAN FUNDING AND ADMINISTRATION

What is meant by my Compensation?
The definition of Compensation for Plan purposes can vary for many reasons. For example, federal law may require use of one definition of Compensation for nondiscrimination testing and another for contribution allocation purposes.

In general, the amount of your earnings from your Employer taken into account under the Plan is all earnings reported to you on Form W-2. In the event your Compensation exceeds $200,000 (indexed) per year, only the first $200,000 will be counted as Compensation under the Plan. This $200,000 cap will be adjusted periodically by the Internal Revenue Service (IRS) for increases in cost-of-living. See your Plan Administrator for the current year's limit on Compensation. Refer to your SPD to determine whether a more specific definition of Compensation is provided under the Plan.

Rollover/Transfer Contribution
You can complete a Direct Rollover of Eligible Rollover Distributions from the following type(s) of plans:

- ☒ A qualified retirement plan, excluding Nondeductible Employee Contributions.
- ☐ A qualified retirement plan, including Nondeductible Employee Contributions.
- ☒ A 403(b) plan, excluding Nondeductible Employee Contributions.
- ☒ An eligible 457(b) plan maintained by a state governmental entity.

You can complete an indirect rollover of Eligible Rollover Distributions from the following type(s) of plans:

- ☒ A qualified retirement plan.
- ☒ A 403(b) plan.
- ☒ An eligible 457(b) plan maintained by a state governmental entity.

You can make a rollover contribution of pre-tax amounts from a Traditional IRA.

☒ Yes

☐ No

The above transactions shall be available: June 14, 2007.

Limitations on Contributions and Allocations

Do any limits apply to the amount that may be allocated to my Individual Account for any Plan Year?
Yes. The amount which may be allocated to your Individual Account for any year is subject to Internal Revenue Code provisions limiting your allocation amount to the lesser of $40,000 (indexed) or 100% of your Compensation paid to you by your Employer for a given year. The $40,000 limit will be adjusted periodically by the IRS for increases in the cost-of-living. See your Plan Administrator for the current year's limit.

Contributions to 401(k) Plans

You are generally allowed to make before-tax contributions called Elective Deferrals to the Plan through payroll deduction. In addition, you may be permitted to make a one-time, irrevocable election to make before-tax contributions which are not considered Elective Deferrals. Finally, your Employer may also make various contributions to the Plan on your behalf. These may include the following.

- Matching Contributions These contributions are made based on a percentage of your Elective Deferrals (including Catch-Up Contributions and/or Nondeductible Employee Contributions) you make to the Plan.
- Employer Profit Sharing Contributions These contributions are discretionary. Your entitlement to an Employer Profit Sharing Contribution is not dependent upon making Elective Deferrals.
- Nonelective Contributions These contributions may be made by your Employer in lieu of Matching Contributions. Nonelective Contributions may only be made as Safe Harbor CODA Contributions or to SIMPLE 401(k) Plans.
- Qualified Nonelective Contributions and Qualified Matching Contributions These contributions may be made by your Employer to satisfy special nondiscrimination rules which apply to the Plan. These contributions are fully vested when made and are subject to the same restrictions on withdraWAls applicable to Elective Deferrals. These types of contributions are available under a 401(k) Plan, at the Employer's discretion.
- Nondeductible Employee Contributions Some 401(k) plans allow Participants to make after-tax contributions to the Plan which accrue earnings on a tax-deferred basis. These contributions are called Nondeductible Employee Contributions.

Refer to your SPD to determine the kinds of contributions available under your Plan.

Elective Deferrals

How much may I defer into the 401(k) plan?
If you have met the eligibility requirements for making Elective Deferrals, your deferral contributions to this and any other qualified plans maintained by the Employer may not exceed the following amount for each year:

$11,000 for 2002
$12,000 for 2003
$13,000 for 2004
$14,000 for 2005
$15,000 for 2006 and thereafter

These amounts are indexed for cost-of-living adjustments and may be adjusted in increments of $500 beginning after 2006.

Are Catch-Up Contributions available under your Plan?
All Employees who are eligible to make Elective Deferrals under your Plan and who have attained age 50 before the close of the Plan Year may be eligible to make Catch-Up Contributions, not to exceed the applicable dollar amount for the year. In addition, certain limits, as required by law, must be met prior to being eligible to make a Catch-Up Contribution. See your Plan Administrator for additional information.

Will you be permitted (if eligible) to make Catch-Up Contributions?

☒ Yes, after: June 14, 2007.

☐ No

Matching Contributions
Your Plan may provide for Matching Contributions. If so, your SPD provides specific information about Matching Contributions unique to your Plan.

What must I do to share in an Employer Matching Contribution?
You may receive Matching Contributions if you put Elective Deferrals and/or Nondeductible Employee Contributions into the Plan.

Will Matching Contributions be made with regard to Catch-Up Contributions?

☒ Yes

☐ No

If "yes" is selected, the Matching Contribution formula identified on your SPD will be followed.

To share in the Matching Contribution, you must be a Participant in the Plan. Some plans require that you work a minimum number of hours to share in the Matching Contribution. Refer to your SPD to determine if an hourly requirement applies to your Plan.

A nonstandardized plan may require you to be working for the Employer on the last day of the Plan Year to share in the Matching Contribution. Refer to your SPD to determine if this requirement applies to your Plan.

Plans may waive hourly and/or last day requirements under certain circumstances such as death, disability, etc. Refer to your SPD to determine if and when such requirements are waived.

The amount of your Matching Contribution will be based upon the formula described in your SPD.

Are highly compensated Participants eligible to receive Matching Contributions?
Yes. However, additional limitations may exist on the Matching Contribution amounts. The Internal Revenue Code and tax rules define highly compensated employee for these purposes. If these limits apply to you, your Plan Administrator will provide additional information about them. The additional limitations described above do not apply to SIMPLE 401(k) plans.

DISTRIBUTION OF BENEFITS AND VESTING

Which vesting schedule will be used to determine my vested benefit?
You will become vested according to the vesting schedule(s) disclosed in your SPD and this Summary of Material Modification.

Your Plan may provide for Matching Contributions. If so, your SPD provides specific information about Matching Contributions unique to your Plan.

The vesting schedule below applies to your Matching Contributions.

YEARS OF VESTING SERVICE	VESTED PERCENTAGE Option 1 ☐	Option 2 ☒	Option 3 ☐	Option 4 ☐
Less than One	0%	0%	100%	____ %
1	0%	0%	100%	____ %
2	0%	20%	100%	____ % (not less than 20%)
3	100%	40%	100%	____ % (not less than 40%)
4	100%	60%	100%	____ % (not less than 60%)
5	100%	80%	100%	____ % (not less than 80%)
6	100%	100%	100%	____ % (not less than 100%)
7	100%	100%	100%	____ % (not less than 100%)

NOTE: *If no option is selected, Option 3 shall be deemed to be selected.*

Vesting Schedule for Top-Heavy Plans:

A top-heavy plan is one in which more than 60% of the value of the Plan assets is credited to the accounts of certain officers, shareholders and highly paid Participants. These individuals are called Key Employees.

The top-heavy vesting schedule will not apply if the vesting schedule selected by your Employer provides for faster vesting. For example, if the Employer has selected the 100% vesting schedule (under which all Participants are 100% vested at all times) and the Plan becomes top heavy, that vesting schedule selected by your Employer will remain in effect because it provides for more rapid vesting.

Refer to your SPD to determine the top-heavy vesting schedule.

NOTE: The top-heavy requirements do not apply to SIMPLE 401(k) plans and Safe Harbor CODA plans.

When may I withdraw money from the Plan?
Certain events must occur before you may withdraw money from the Plan. Benefits may be withdrawn if any of the following occur:

Termination of employment after attaining Normal Retirement Age

Normal Retirement Age under the Plan is specified in your SPD.

Termination of employment after satisfying any Early Retirement Age Requirement

The Early Retirement Age conditions, if any, are specified in your SPD.

Termination of the Plan by your Employer

If your Plan is a 401(k) plan, there are several other circumstances under which you may withdraw Elective Deferrals. Your Plan may also allow you to take Elective Deferrals out of the Plan upon attainment of age 59½ or if you have a severe financial hardship. Generally, the only financial needs that are considered to meet the financial hardship requirements are deductible medical expenses for you or your immediate family, purchase of your principal residence, payment of tuition and related educational fees for the next 12 months of post-secondary education for you or your immediate family, or to prevent eviction from your home or foreclosure upon your principal residence. Check with your Plan Administrator to determine if any other financial needs meet the financial hardship requirements under your Plan. A hardship distribution can not exceed the amount of your immediate and heavy financial need. You must have obtained all distributions and all nontaxable loans from all Plans maintained by your Employer prior to qualifying for a hardship distribution. Your Elective Deferrals (and Nondeductible Employee Contributions, if applicable) will be suspended for 6 months after receipt of a hardship distribution. Hardship distributions are subjected to a 10% penalty tax if received before you reach age 59½. Refer to your SPD to determine if you may take distributions of Elective Deferrals in any of the preceding circumstances.

If you receive a hardship distribution of Elective Deferrals during the 2001 calendar year,

☐ You are prohibited from making Elective Deferrals (and Nondeductible Employee Contributions, if applicable) under your Plan for 6 months after you receive the distribution or until January 1, 2002, if later.

☐ You are prohibited from making Elective Deferrals (and Nondeductible Employee Contributions, if applicable) under your Plan for 12 months after you receive the distribution.

NOTE: Nonelective and basic or enhanced matching contributions under the Safe Harbor CODA Contribution provisions are subject to the same distribution restrictions as Elective Deferrals except the Safe Harbor CODA Contributions specified here may not be distributed under the hardship distribution provisions.

How will my benefits be paid to me?

Payments from the Plan that are Eligible Rollover Distributions may be taken in two ways. You may have all or any portion of your Eligible Rollover Distribution either (1) paid in a Direct Rollover to an Eligible Retirement Plan or (2) paid to you. If you choose to have your Plan benefits paid to you, you will receive only 80% of the payment, because the Plan Administrator is required to withhold 20% of the payment and send it to the IRS as income tax withholding to be credited against your taxes.

Provided along with this SMM is an updated Qualified Retirement Plan Distribution Notice. This notice contains information about your options at the time of distribution. This information will, among other things, further define what an Eligible Rollover Distribution is. The updated Qualified Retirement Plan Distribution Notice is effective for distributions made after December 31, 2001.

If your vested Individual Account (i.e., the amount of money in the Plan you are entitled to) is no more than $5,000, your benefits will be paid either directly to you or as a Direct Rollover to a Traditional IRA, in a single payment.

Will rollover contributions be included when determining whether the value of your Individual Account is less than $5,000?

☒ Yes

☐ No

If "No" is selected, see your Plan Administrator with regard to effective dates of this provision.

Once I become eligible to receive benefits, when will they be distributed to me?

If you terminate employment and the value of your Individual Account (disregarding rollover contributions with respect to distributions made after December 31, 2002), is no more than $5,000, the Plan Administrator will direct that your benefits be paid as soon as administratively practicable after you become eligible to receive them.

If the value of your Individual Account is more than $5,000, your benefits will not be paid until you submit a request to the Plan Administrator for payment. The Plan Administrator will provide you with the proper request forms. Once you have returned the completed request to the Plan Administrator, payment will be made as soon as administratively practicable after the Plan Administrator received your request.

SUMMARY OF MATERIAL MODIFICATIONS
REGARDING AUTOMATIC ROLLOVERS

The purpose of this document is to update your Summary Plan Description (SPD) for an amendment that was recently made to your employer's retirement plan. This document is very important and should be kept with your SPD. If any provisions in this Summary of Material Modifications (SMM) conflict with your SPD the terms of this SMM will apply. Your SPD is amended to read as follows:

SPD AMENDMENT

DISTRIBUTION OF BENEFITS, CLAIMS PROCEDURES AND LOANS

How will my benefits be paid to me?

A. Payments from the Plan that are Eligible Rollover Distributions may be taken in two ways. You may have all or any portion of your Eligible Rollover Distribution either (1) paid in a Direct Rollover to a Traditional individual retirement account (IRA) or another qualifying employer plan or (2) paid to you. If you choose to have your Plan benefits paid to you, you will receive only 80 percent of the payment, because the Plan Administrator is required to withhold 20 percent of the payment and sent it to the IRS as income tax withholding to be credited against your taxes.

   If you do not elect to have your distribution either paid to you or paid in a Direct Rollover and your Individual Account does not exceed a certain dollar amount (the "cashout level"), your employer will make a distribution without your consent. Refer to the Cashout Distribution Provisions section of this SMM to determine if the Plan permits cashout distributions and, if so, the cashout level. If the Plan permits cashout distributions, you must include your rollover contributions, if any, in the balance of your Individual Account for purposes of determining whether your Individual Account exceeds the cashout level.

B. The following rules apply to your distribution if your vested Individual Account does not exceed the cashout level:

   i. If the distribution is not an Eligible Rollover Distribution, it will be paid directly to you in a single lump sum.

   ii. If the distribution does not exceed $1,000 and it qualifies as an Eligible Rollover Distribution, it will be paid, either directly to you or as a Direct Rollover to an IRA, in a single lump sum payment. However, if you do not specify how you would like to receive your distribution, the Plan Administrator will make a single lump sum payment to you unless the Cashout Distribution Provisions section of this SMM specifies otherwise.

   iii. If the distribution exceeds $1,000 and it qualifies as an Eligible Rollover Distribution, it will be paid, either directly to you or as a Direct Rollover to an IRA, in a single lump sum payment. However, if you do not specify how you would like to receive your distribution, the Plan Administrator will pay the distribution in a Direct Rollover to an IRA designated by the Plan Administrator.

   An amount distributed and rolled over into an IRA by the Plan Administrator under the Plan's cashout distribution provisions will be invested in a product designed to preserve principal and provide a reasonable rate of return and liquidity. The IRA provider that receives the rollover may charge fees and expenses for maintaining the IRA, and these fees and expenses may be assessed directly against the assets of the IRA or billed directly to you. For more information concerning the rollover procedures, the IRA provider, and the fees and expenses relating to the IRA, please contact your Plan Administrator whose address and telephone number are found in your SPD.

C. If your Plan is a profit sharing or 401(k) plan subject to the Retirement Equity Act (REA) safe harbor provisions, payouts or your benefits under the Plan will be made in a form other than an annuity. Refer to the SPD to determine if your Plan is subject to the REA safe harbor provisions.

D. If your Plan is not subject to the REA safe harbor provisions and your vested Individual Account balance is more that $5,000, your payouts will be in the form of an annuity, unless the annuity option is waived. An annuity will provide you with a series of periodic payments, usually monthly. The annuity must be purchased from an insurance company. The size of the payments you receive from the annuity will depend upon many factors including the value of your vested Individual Account balance.

   i. If you are married, the annuity will provide monthly payments for as long as you or your spouse live. This type of annuity is called a Qualified Joint and Survivor Annuity. If you die before your spouse, the monthly payments to your spouse will be a percentage of the payments you had been receiving before your death. Refer to the SPD to determine the survivor annuity percentage.

   ii. If you are not married, the type of annuity you will receive will provide you with monthly payments for as long as you live.

iii. If you do not want an annuity payout, you may choose other types of payments. To waive the annuity option, you must fill out and sign a waiver form. If you are married, your spouse must consent to and sign the waiver form in the presence of a Notary Public. You and your spouse may sign the waiver form any time within 90 days of the start of your payments.

EXAMPLE: Bill wants to start receiving money on March 31, 2004. He and his spouse may sign the waiver form any time from January 1 through March 31, 2004. Bill may now take his money in another form of payment, such as a single lump sum payment.

E. Contributions made to the Plan by you or on your behalf may be used to purchase units in various investment funds. The value of these funds can change daily.

Because the value of your units can change daily, the value shown on your statement(s) may be different than the actual amount you receive for a payout.

Once I become eligible to receive benefits, when will they be distributed to me?

If you terminate employment and the value of your Individual Account does not exceed the cashout level, the Plan Administrator will direct that your benefits be paid as soon as administratively practicable.

If the value of your Individual Account exceeds the cashout level, your benefits will not be paid until you submit a written request to the Plan Administrator for payment. The Plan Administrator will provide you with the proper request forms. Once you have returned the completed request form to the Plan Administrator, payment will be made as soon as administratively practicable after the Plan Administrator received your request.

Even if I am eligible to receive benefits, must I have my benefit distributed from the Plan?

If the value of your Individual Account exceeds the cashout limit, your benefit will not be distributed until you request payment from the Plan Administrator. You could choose to leave your benefit in the Plan. However, you must generally begin taking required minimum distributions either when you retire or at age 70 1/2, as explained in your SPD.

What happens to my benefits if I die?

A. Your Beneficiary will receive the total value of your Individual Account when you die. If you are married, your spouse will automatically be your Beneficiary. To choose another Beneficiary, you must sign a written form listing a nonspouse Beneficiary. Your spouse must give written consent to this in the presence of a Notary Public.

NOTE: Contact your Plan Administrator if you wish to choose a nonspouse Beneficiary

B. If the value of your Individual Account is no more that $5,000, your Beneficiary will receive a lump sum payment of the entire amount. If your Beneficiary is your spouse, he or she may generally elect to roll over your Individual Account to an IRA.

C. If your Plan is a profit sharing plan or 401(k) plan and is subject to the REA safe harbor provisions and the value of your Individual Account is greater than $5,000, your Beneficiary will receive a payout(s) in one of the following forms of distribution: lump sum; installment payments; or applied to purchase an annuity contract. Refer to the SPD to determine if any of the preceding forms are unavailable.

D If the value of your Individual Account is greater than $5,000 and your Plan is not subject to the REA safe harbor provisions, your Beneficiary will receive the money in periodic payments from an insurance company unless a special form is signed. These periodic payments will usually be made on a monthly basis for as long as your Beneficiary lives.

EXAMPLE: Clarence, age 38, signs the waiver form. Mildred, his wife, signs the waiver form in the presence of a Notary Public. Clarence dies two years later. Mildred now has a choice of payments. She can, for example, take all the money in a single lump sum and roll it into her Traditional IRA.

If your Beneficiary is not your spouse and you want to give your Beneficiary a choice as to how he or she wants to receive the money, you must sign a special form. This form must also be signed by your spouse in the presence of a Notary Public. If you are under age 35 when you sign this form, you must sign a new form once you reach age 35.

NOTE: Contact your Plan Administrator if you wish to preserve the option of taking payouts in a form other than an annuity.

CASHOUT DISTRIBUTION PROVISIONS

A. This SMM will apply to cashout distributions made on or after the later of March 28, 2005, the Effective Date of the Plan, or______________________.

B. Will cashout distributions be made from this Plan if the value of your Individual Account does not exceed the cashout level?

☒ Yes
☐ No

C. The cashout level (if applicable) is:

☐ $5,000
☒ $1,000
☐ $200
☐ Other $_________

D. Cashout distributions (if applicable) that are Eligible Rollover Distributions and is $1,000 or less shall be:

☐ Paid in a single sum distribution.
☒ Paid in a Direct Rollover to an individual retirement plan.

SUMMARY OF MATERIAL MODIFICATIONS REGARDING FINAL 401(k) AND 401(m) REGULATIONS

The purpose of this document is to update your Summary Plan Description (SPD) for an amendment that was recently made to your employer's retirement plan. This document is very important and should be kept with your SPD. If any provisions in this Summary of Material Modifications (SMM) conflict with your SPD the terms of this SMM will apply. Your SPD is amended to read as follows:

SPD AMENDMENT

Under what situations may I take a hardship withdrawal from my account?
Generally, the only financial needs that are considered to meet the financial hardship requirements are deductible medical expenses for you or your immediate family, purchase of your principal residence, payment of tuition and related educational needs for the next 12 months of post-secondary education for you or your immediate family, or prevention of eviction from your home or foreclosure upon your principal residence. In addition, for Plan Years beginning on or after January 1, 2006, funeral or burial expenses of a member of your family or payments to repair damage to your principal residence that qualify for a casualty loss deduction are also considered to meet the financial hardship requirements. Refer to your summary plan description to determine whether hardship distributions are available under your Plan and, if so, whether any other financial needs meet the financial hardship requirements under your Plan. You must have obtained all distributions and all nontaxable loans from all Plans maintained by your Employer prior to qualifying for a hardship distribution. Your Elective Deferrals (and Nondeductible Employee Contributions, if applicable) will be suspended for six months after receipt of a hardship distribution. Hardship distributions are subject to a 10 percent penalty tax if received before you reach age 59½.

NOTE: Nonelective and basic or enhanced matching contributions under the safe harbor contribution provisions are subject to the same distribution restrictions as Elective Deferrals except the safe harbor contributions may not be distributed under the hardship distribution provisions.

FUNDING POLICY STATEMENT OF THE CHESS STORE, INC. 401(K) PLAN

Pursuant to Section 7.22 (A) ("Plan Investments") of the Basic Plan Document, The Chess Store, Inc. ("Employer") hereby adopts this Funding Policy Statement:

1. The Plan. Employer sponsors the The Chess Store, Inc. 401(k) Plan ("the Plan") for the benefit of its employees. It is intended to provide eligible employees with the long-term accumulation of retirement savings through a combination of contributions to individual participant accounts and the investment earnings thereon. The Plan is intended to constitute a participant directed individual account plan as described in ERISA § 404(c) and the regulations issued thereunder. As such, the fiduciaries of the Plan may be relieved of liability for any losses that are the direct and necessary result of investment instructions given by such participant or beneficiary.

2. Investment Alternatives; Permissible Investments. The provisions of Section 7.22 (D)("Permissible Investments") of the Basic Plan Document are incorporated by this reference. As provided in Section 7.22 (B)("Direction of Investments by Participants"), each Participant shall have the responsibility for directing the Trustee regarding the investment of all or part of his or her Individual Account. The Plan does not pre-select investment funds for Participants. The Participant may invest his or her account assets in any available investment, subject only to the requirement that that all investments must be within the scope of Section 7.22 of the Basic Plan Document and must also be in compliance with this Funding Policy Statement. The Trustee has no duty to provide investment advice to any Participant. Participant is required to identify and designate his or her own investment advisor(s) and/or investment manager(s). Participant shall be solely liable for any taxes, fees, costs, charges, and expenses of any type or nature that are chargeable or attributable directly or indirectly to the Plan as a result of any transaction or investment made by the Participant or Beneficiary, or by the Trustee on his or her behalf.

3. Investment Instructions to Trustee. The Participant may give investment instructions to the Trustee in writing or otherwise. If Participant so requests, the Trustee will confirm such investment instructions in writing. The Plan will charge Participant's account for the reasonable expenses of carrying out investment instructions. The Trustee will periodically inform the Participant of actual expenses incurred with respect to the Participant's individual account. Participants may give investment instructions to the Trustee during the first week of each month with respect to the purchase or sale of securities (including mutual funds), and at any time with respect to other investments.

4. Pass-Through of Voting Rights. All voting, tender and similar rights of any securities purchased by the Plan for a Participant's individual account shall be passed through to the Participant or Beneficiary whose account holds such securities. If the Trustee receives any proxy statements or other written materials that entail voting or tender topics for securities held in a Participant's account (collectively "Proxy Materials"), the Trustee shall deliver such Proxy Materials forthwith to the Participant. It

is the duty of the Participant to open such materials and determine any applicable deadlines for response. The Participant shall execute any votes, proxies, tender instructions or other responses to the Proxy Materials and deliver the Participant's response to the Trustee in sufficient time to enable the Trustee to post such response into the U.S. Mail in time to comply with any applicable submission deadlines.

5 Qualifying Employer Securities. The Participant may elect to acquire and hold Qualifying Employer Securities as defined in ERISA § 407(d)(5) as now existing or hereafter amended, should an offering of such Qualifying Employer Securities be made now or at some time in the future. The Plan may hold up to 100% of its assets in qualifying employer securities per ERISA § 406(d)(3)(B) as now existing or hereafter amended.

6. No Prohibited Transactions. The Participant shall not engage in any investment or transaction that constitutes a Prohibited Transaction within the meaning of ERISA §§ 406 or 407, or within Internal Revenue Code sec 4975(c)(1), as now existing or hereafter amended. Should Participant engage in a Prohibited Transaction, Participant shall correct the transaction immediately, and shall bear fully responsibility for any and all costs, expenses, taxes, fees or penalties that result from such Prohibited Transaction.

7. No Margin Transactions. Participant shall not make any investments on margin without the express prior written approval of the Employer and the Trustee. If such prior written approval is granted, it shall be on the condition that Participant bears any and all federal and state taxes, together with any and all additional costs, fees and expenses incurred by Employer as a result of such margin transactions, including additional accounting, bookkeeping, legal and administrative fees incurred to prepare any Form 5500 tax return for the plan year in question.

8. No Unrelated Business Taxable Income Transactions. Participant shall not make any investments or engage in any transactions that generate Unrelated Business Taxable Income (UBTI) as defined in Internal Revenue Code Sections 512, 513, and 514 as now existing or hereafter amended, without the express prior written approval of the Employer and the Trustee. If such prior written approval is granted, it shall be on the condition that Participant bears any and all federal and state taxes, together with any and all additional costs, fees and expenses incurred by Employer as a result of such UBTI transactions, including additional accounting, bookkeeping, legal and administrative fees incurred to prepare any Form 5500 tax return for the plan year in question.

9. No Investments in Collectibles. In accordance with Section 7.22(B) of the Basic Plan Document, a Participant or Beneficiary shall not make any investment; nor direct the Trustee to make any investment, in "collectibles" as that term is defined in IRC § 408(m).

10. Other Investment Restrictions. A Participant or Beneficiary shall not make any investment, nor direct the Trustee to make any investment that:

(A) Would not be in accordance with the documents and instruments governing the plan insofar as such documents and instruments are consistent with the provisions of Title I of ERISA;

(B) Would cause a fiduciary to maintain the indicia of ownership of any assets of the Plan outside the jurisdiction of the district courts of the United States;

(C) Would jeopardize the Plan's tax qualified status under the Internal Revenue Code or would otherwise constitute a violation of law;

(D) Could result in a loss in excess of a participant's or beneficiary's account balance; or

(E) Would result in a direct or indirect:

(1) Sale, exchange, or lease of property between the Plan and a party in interest, i.e., a "prohibited transaction" within the meaning of ERISA § 406;

(2) Loan to a Plan sponsor;

(3) Acquisition or sale of any employer real property; or

(4) Acquisition or sale of any employer security that does not comply with the requirements of ERISA and the regulations issued thereunder.

11. Designation and Duties of Fiduciary. The Plan's Co-Trustees, who are the designated fiduciaries, are Jeffrey J. Myers and Susan K. English. A Trustee is obligated to comply with investment instructions from a participant, except as otherwise required by ERISA, the Plan documents, and this Funding Policy Statement. The Trustee's address and phone number are the same as that of the Employer. A Trustee is responsible for ensuring that the confidentiality of information relating to the purchase, holding, and sale of securities, and the exercise of voting, tender and similar rights for securities that have been purchased by participants is maintained, except to the extent necessary to comply with Federal law or state laws not preempted by ERISA.

12. Coordination with the Plan Documents. Not withstanding the foregoing, if any term or condition of this Funding Policy Statement conflicts with any term or condition in the Plan, the terms and conditions of the Plan shall control.

13. Participant's Control Over His or Her Self-Directed Account. Because this is an individual account plan, the Participant is expected to exercise independent control over the investment of the assets in his or her individual account. To that end, each Participant is expected to obtain sufficient information to make informed decisions as to such investments from an investment advisor or investment manager of his or her own choosing. Each Participant thus needs to evaluate his or her own investment objectives, and the risk and return characteristics of potential investments. Each Participant also needs to evaluate the diversification of assets within his or her individual account. The Participant is expected to request information from his or her own investment advisor or investment manager, including the following: the transaction fees and expenses that may be incurred with any particular investment that is being considered; a copy of the most recent prospectus, financial statements, and reports of any securities or mutual funds being considered; annual operating expenses of any investment funds; a listing of the portfolio assets of any investment fund; the past and current investment performance of all investments being considered; and information concerning the value of shares or units held in Participant's individual account.

14. Employer's Right to Amend Funding Policy Statement. Employer reserves the right to amend this 401(k) Funding Policy Statement at any time, and from time to time; provided, however, that any such amendment shall operate on a prospective basis only. Notwithstanding the prospective nature of any such amendment, Participant shall be solely liable for any additional taxes, fees, costs, charges, and expenses of any type or nature that are chargeable or attributable directly or indirectly to the Plan as a result of any transaction or investment made by the Participant or on his or her behalf.

Dated this __________ day of ___________, 200_____.

EMPLOYER:

By: __________________________________
Jeffrey J. Myers, President

PARTICIPANT:

By: __________________________________
Signature of Employee

____
Printed Name of Employee

Qualified SUMMARY PLAN DESCRIPTION

Retirement Plan ERISA Section 404(c) Employee Information Sheet

NOTE: *This Employee Information Sheet constitutes part of the Summary Plan Description (SPD) of your Qualified Retirement Plan and should be kept with your SPD documents.*

PLAN INFORMATION

Your Employer has adopted a qualified retirement plan to help you attain financial security during your retirement years. As a Participant in your Employer's Plan, you have the responsibility to decide how you want your retirement plan dollars invested.

This Employee Information Sheet will provide a brief explanation about your responsibility for the investment performance of your retirement plan dollars and your ability to request additional investment information.

Your Employer will give you a separate disclosure that will outline some basic information about the investments available to you under your Plan as well as instructions for selecting your investments. You should review this Employee Information Sheet and the additional disclosure provided by your Employer carefully before making your investment choices. Keep this information with your Summary Plan Description and other retirement plan documents.

ERISA SECTION 404(c) PLAN

Your Employer intends that the retirement Plan you participate in satisfies the requirements of Sec. 404(c) of the Employee Retirement Income Security Act (ERISA) and Title 29, Code of Federal Regulations, Sec. 2550.404c-1. This means that your Employer is providing you with a variety of investment options, which allows you to choose those investments that meet your retirement savings needs. As a result, your Employer, and other people in charge of the Plan, will not be responsible for the performance of the investments that you select.

ADDITIONAL INFORMATION

You may request the following additional investment information from your Employer:

1. a description of the annual operating expenses of each investment alternative which reduces your rate of return and the overall amount of such expenses shown as a percentage of average net assets of the investment alternative;
2. copies of any prospectuses, financial statements and reports, and any other materials relating to the investment alternatives available under the Plan if such information is provided to the Plan;
3. a list of the actual investments held in each investment alternative and the value of each of these individual investments (or the proportion of the investment alternative which it comprises);
4. with respect to each individual investment which has a fixed rate of interest and is issued by a bank, savings and loan association, or insurance company, the name of the issuer of the investment and its term and rate of return;
5. information concerning the value of shares or units in investment alternatives available to you under the Plan, as well as the past and current investment performance of the investment alternatives;
6. information concerning the value of shares or units in investment alternatives in which you have invested your retirement plan dollars.

PLAN PARTICIPANT INFORMATION

401(k) Plan Trustee Obligations To Plan Participants

The documents contained under this tab are some of the documents that the Trustee of the plan (usually yourself) are required to provide to every participant of the Plan. It is very important that you understand and do provide these documents to plan participants as necessary.

Enrollment Form:

An enrollment form must be provided to and signed by every employee eligible to participate in the plan. The form provides each eligible employee the option of enrolling in the plan or declining enrollment. An Enrollment Form must be signed by every eligible employee and **copies** of each signed form must be returned to the plan Recordkeeper.

You are going to be your plan's first participant! It is important that you complete an enrollment form and also follow the instructions contained under this tab titled "Participant Information."

As for other eligible employees, the following information will assist the plan trustee with properly enrolling each eligible employee in the plan:

Decline To Enroll:

In the event an employee declines enrollment, nothing more needs to be done at that time, although the employee does need to complete the form and sign it and the plan trustee will need to keep a copy in the plan records.

Elect to Enroll:

If an employee elects to enroll, the form is fairly straightforward and information needs to be completed on how each participant wishes to have their 401(k) funds invested.

Once enrolled, the employee becomes a participant of the plan and there are several documents you will need to provide to the employee. As Trustee of the plan you have a fiduciary obligation to provide certain information to each participant of the plan.

Designation of Beneficiary

A Designation of Beneficiary Form should be completed by each employee electing to participate in the Plan. The purpose of this form is to designate who you would want to receive your retirement funds in the event you were to pass away. The trustee of the plan should maintain this document in the employee's file.

The following forms have been provided for your use as the need may arise:

Distribution Notice

This document summarizes the procedure for taking distributions, upon eligibility. A copy of the Distribution Notice should be provided to every participant of the plan who becomes eligible to take distribution(s).

Automatic Rollover Notice

A Notice must be provided to every participant of the plan. The Trustee of the plan must complete the Rollover Provisions section and provide a copy to each participant of the plan.

Notice of Blackout Period

A Notice must be provided to every participant of the plan should the ability to direct or diversify assets, or obtain distributions and loans from the Plan be temporarily suspended. Generally, this occurs when merging two or more Plans together. Please contact Guidant Financial Group, Inc. if your Plan requires a Notice of Blackout Period.

Note: Loan Information

If a participant in the Corporation's 401(k) Plan would like to take a participant loan from their 401(k) Plan please contact Guidant Financial Group, Inc. to discuss an amendment to your plan to provide for loans.

Enrollment Form of The Chess Store, Inc. 401(k) Plan

The Enrollment Worksheet is used to enroll in the plan or to notify your Plan Administrator of your election to decline enrollment. A worksheet must be completed for every employee who qualifies to participate in the plan.	
SECTIONS I AND III	If you choose to decline enrollment in the plan please complete the applicable sections, sign the form and return it to your Plan Administrator.
SECTIONS I AND II	If you choose to enroll in the Plan, please complete the applicable sections, sign the form and return it to your Plan Administrator.

I. PERSONAL INFORMATION					
EMPLOYEE NAME					
DATE OF BIRTH					
DATE OF HIRE					
SOCIAL SECURITY NO					
ADDRESS					
CITY		STATE		ZIP	
PHONE NO.		EMAIL			

II. ELECTION TO ENROLL & CONTRIBUTION

If you are enrolling, complete Section I of the worksheet, indicate your contribution below, sign and date the form and return it to your Plan Administrator.

☐ **I elect to enroll and will contribute __________ % of my compensation.**
(Enter whole percents only between 1% to 100%)
Deductions are subject to maximum deferral amounts ($15,000 in 2006).
Deductions are subject to maximum deferral amounts ($15,500 in 2007).

III. DECLINE ENROLLMENT

If you are declining enrollment, please complete Section I of this worksheet, check the box below, sign and date the form and return it to you Plan Administrator.

☐ **I decline enrollment and have made no contribution selections.**

______________________________ ______________

Signature of Employee/Participant **Date**

Designation of Beneficiary of The Chess Store, Inc. 401k Plan

PARTICIPANT INFORMATION							
NAME OF PLAN							
PARTICIPANT NAME							
PARTICIPANT ADDRESS				PHONE			
CITY		STATE		ZIP CODE		COUNTY	

CURRENT MARITAL STATUS

☐ I am **NOT MARRIED** and I understand that if I become married in the future, my spouse will be my Primary Beneficiary unless I complete a new *Designation of Beneficiary* form and my spouse consents to my designation.

☐ I am **MARRIED** and I understand that my spouse will be my Primary Beneficiary. However, I understand that I may designate a Primary Beneficiary other than my spouse in the space below if my spouse signs the section below entitled "Consent of Spouse"

DESIGNATION OF BENEFICIARY(IES)

The following individual(s) shall be my beneficiary(ies). Please check Primary or Contingent for each individual beneficiary. If neither is checked, the individual will be deemed to be a primary beneficiary. Attach additional pages if necessary.

If any primary or contingent beneficiary dies before me, his or her interest and the interest of his or her heirs shall terminate completely, and the percentage share of any remaining beneficiary(ies) shall be increased on a pro rata basis. If no primary beneficiary(ies) survives me, the contingent beneficiary(ies) shall acquire the designated share of my Qualified Plan balance.

Primary	Contingent	Name		Social Security No.			
		Address		Date of Birth		Share	%
				Relationship			
Primary	**Contingent**	Name		Social Security No.			
		Address		Date of Birth		Share	%
				Relationship			
Primary	**Contingent**	Name		Social Security No.			
		Address		Date of Birth		Share	%
				Relationship			

CONSENT OF SPOUSE TO WAIVE PRIMARY BENEFICIARY DESIGNATION
Required if Non-Spouse Beneficiary(ies) are named as Primary Beneficiary(ies)

I am the spouse of the participant named above. I hereby consent to the above designation of beneficiary. I understand that if anyone other than me is designated as Primary Beneficiary on this form, I am waiving all or a portion of any rights I may have to receive benefits under the plan when my spouse dies.

PARTICIPANT'S SPOUSE SIGNATURE ______________________ DATE ______________
(Must be witnessed/notarized. See below)

CONSENT OF SPOUSE TO WAIVE SURVIVOR ANNUITY
Required For Qualified Pre-Retirement Survivor Annuity (See page 2 for additional information regarding this section)

Married Participant's Election To Waive The Qualified Pre-Retirement Survivor Annuity

As a married participant in my employer's qualified retirement plan, I acknowledge that I have read the information about Qualified Pre-Retirement Survivor Annuities on the reverse side of this form. I understand that when I die, any amount remaining in my plan account will be paid to my surviving spouse in the form of a Pre-Retirement Survivor Annuity. I understand that I have a right to waive that form of payment.
I hereby elect to waive the requirement that my surviving spouse be paid any benefits that I may have in the plan at the time of my death in the form of a Qualified Pre-Retirement Survivor Annuity. I understand and agree that this waiver is valid only if my spouse has consented by reading and signing the statement below.

PARTICIPANT'S SIGNATURE ______________________ DATE ______________

I am the spouse of the participant named above. I hereby consent to my spouse's election not to have benefits remaining in his or her plan paid in the form of a Qualified Pre-Retirement Survivor Annuity at his or her death. I understand that my consent cannot be revoked unless my spouse revokes the above waiver.

PARTICIPANT'S SPOUSE SIGNATURE ______________________ DATE ______________
(Must be witnessed/notarized. See below.)

WITNESS TO CONSENT OF SPOUSE TO WAIVE

The signature of the spouse must be witnessed by a notary public or signature guarantee as required. (Witness applies to either or both elections.)

NOTARY PUBLIC/SIGNATURE GUARANTEE ______________________ DATE ______________

SIGNATURES

PARTICIPANT SIGNATURE ______________________ DATE ______________

WITNESS SIGNATURE ______________________ DATE ______________

About Qualified Pre-Retirement Survivor Annuities

If you are a married participant in your employer's qualified retirement plan, the law requires that any amount remaining in your plan account be paid to your surviving spouse in a certain manner at your death. This manner of payment, called a "Qualified Pre-Retirement Survivor Annuity," will provide your spouse with a series of periodic payments over his or her life. The size of the periodic payments will depend on the amount remaining in your plan account.

For example, assume that a participant dies with an account balance of $10,000. If the balance is paid to the surviving spouse in the form of a qualified pre-retirement survivor annuity, the annuity will provide the spouse with monthly payments of $76.60. (This payment amount is an estimate based on the Individual Annuity Mortality Tables – 71 using a 5% interest rate with payments commencing at age 65.)

You may elect to waive the following:

1. The requirement that your surviving spouse be paid in the form of a Qualified Pre-Retirement Survivor Annuity, and
2. The requirement that your spouse be your beneficiary (only if applicable).

You may make either or both of the above elections beginning with the first day after which you become a participant in the plan. Any waiver election you sign before age 35 will become invalid the first day of the plan year in which you attain age 35. At that time you may again waive the Qualified Pre-Retirement Survivor Annuity and the requirement that your spouse be your beneficiary.

Your spouse must consent in writing to either waiver. You have the right to revoke any waiver that you have made at any time before your death. Your spouse must also consent to any subsequent changes of beneficiary.

If your vested account balance is $5,000 or less at the time of your death, the plan administrator may make a distribution to your surviving spouse in a single sum cash payment even if you did not waive the Qualified Pre-Retirement Survivor Annuity.

Because a spouse has certain rights under the law, you should inform your plan administrator immediately of any changes in your marital status. A change in your marital status may require you to complete a new Designation of Beneficiary form.

For more information regarding Pre-Retirement Survivor Annuities, contact your plan administrator.

DISTRIBUTION NOTICE

Regarding The Qualified Retirement Plan
Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA")

Important Information About Your Qualified Retirement Plan Distribution: The following updated Qualified Retirement Plan Distribution Notice is provided within this Summary of Material Modifications for purposes of satisfying certain electronic delivery options available to Plan Administrators. You may refer to this Distribution Notice prior to future receipt of a distribution from the Plan.

INTRODUCTION As a participant in your employer's qualified retirement plan, you have accumulated a vested account balance. You may receive your vested account balance only if you incur a triggering event. You may incur a triggering event if:

- you quit working for your employer,
- you attain the normal retirement age indicated in the plan,
- you become disabled,
- your employer terminates the plan,
- your plan permits in-service distributions, or
- you incur a hardship (only applicable to certain plans).

However, you must refer to your Summary Plan Description to identify the specific triggering events which apply under your plan.

NOTE: Generally, payments from your employer's qualified retirement plan must be delayed for a minimum of 30 days after you receive this notice, to allow you time to consider your distribution options. Although you are entitled to consider your distribution options for a period of 30 days, you may waive this 30 day notice requirement. If you are subject to the Retirement Equity Act (REA) notice requirements and you waive the 30 day notice requirement, your employer must wait seven days from the date you received this notice before commencing distributions.

The law dictates the optional forms that your payments may take. The law also specifies how the different types of payments will be taxed. This notice summarizes your distribution options and illustrates the financial effect and the tax consequences of each distribution option.

PART ONE of this notice describes the plan payment options available to you. PART TWO describes your beneficiary(ies) payment options. PART THREE contains a special tax notice, required by the IRS, that explains the tax treatment of your plan payment and describes the direct rollover option for eligible rollover distributions.

NOTE: The payment amounts indicated in this notice are only examples. The calculations for the Qualified Joint and Survivor Annuity are based on standard mortality tables using a five percent interest rate and a payment age of 65. Actual payment amounts will vary depending upon the entity from which you purchase your annuity. You may obtain financial projections based upon your account balance by submitting a request, in writing, to the plan administrator (usually the employer).

PART ONE – PAYMENT OPTIONS FOR PLAN PARTICIPANTS

IMPORTANT NOTICE TO PARTICIPANT ***Read the following message before reviewing your options.*** *Of the four options listed below, some may not be available to you. If the plan administrator has placed a checkmark in the box immediately above "Waiver Election" on the distribution form, the plan is known as a "REA safe harbor" plan, and no existing plan assets are subject to the REA annuity requirements. In that case, Option I listed below is not available to you, and Option II may be available to you only under limited circumstances.*

DISTRIBUTION OPTIONS

I. QUALIFIED JOINT AND SURVIVOR ANNUITY

The law requires that your vested account balance be paid to you in the form of a Qualified Joint and Survivor Annuity if you are married, or a Single Life Annuity if you are not married. If you wish to receive your vested account balance using a different distribution option (described below), you must waive the Qualified Joint and Survivor Annuity (the Single Life Annuity if you are not married) and your spouse must consent to the annuity waiver.

Unless properly waived, you will receive your vested account balance in the form of a Qualified Joint and Survivor Annuity (the Single Life Annuity if you are not married).

A. Qualified Joint and Survivor Annuity Defined

If you are married, a Qualified Joint and Survivor Annuity is a series of periodic payments to you during your lifetime and to your spouse upon your death. The periodic payment amount your spouse receives will be a set percentage of the periodic payment amount you received during your lifetime. To determine the percentage your spouse would receive (i.e., survivor annuity), contact the plan administrator.

If you are not married, a Qualified Joint and Survivor Annuity is a series of annuity payments over your life.

If your vested account balance is $5,000 or less at the time of the distribution, the plan administrator has the right to pay your distribution to you in a single cash payment. If your vested account balance exceeds $5,000, you must consent to the form of payment.

B. Waiving the Qualified Joint and Survivor Annuity

If you wish to receive your vested account balance using one of the other options listed in Section II through IV of this form, you (and, if you are married, your spouse) must waive the Qualified Joint and Survivor Annuity. You can waive the Qualified Joint and Survivor Annuity by completing a distribution form. You can obtain this form from your plan administrator. After waiving the Qualified Joint and Survivor Annuity by signing the distribution form, you may receive your vested account balance using one of the other distribution methods explained below.

C. Financial Effect of a Qualified Joint and Survivor Annuity

As stated above, a Qualified Joint and Survivor Annuity will provide periodic payments to you during your lifetime and, if you are married, to your spouse after your death. Your spouse will generally receive smaller periodic payments than you received while you were alive. For example, assume a participant retires with a $10,000 vested account balance. A Qualified Joint and Survivor Annuity would provide him or her with the following payments.

Lifetime Monthly Participant Benefit	% of Survivor Annuity*	Monthly Survivor Benefit
$63.40	100%	$63.40
$66.30	75%	$49.72
$67.30	66.67%	$44.86
$69.40	50%	$34.70

*These estimates are derived from standard mortality tables using a participant with a 65 year old spouse beneficiary beginning payments at age 65. To determine the survivor annuity percentage, contact the plan administrator.

II. ANNUITY CONTRACT

If the plan is a REA safe harbor plan, or the Qualified Joint and Survivor Annuity is properly waived, you may purchase an annuity contract with your vested account balance. This distribution option allows you to choose the type of annuity contract you wish to purchase. However, if the plan is a REA safe harbor plan, you cannot elect payments in the form of a life annuity.

A. Annuity Contract Defined

You may use your vested account balance to purchase a term certain annuity, a single life annuity (not available for REA safe harbor plans) or any other form of annuity. A term certain annuity would distribute dollars to you and your beneficiary for a specified number of years. A single life annuity would distribute dollars to you for your lifetime and would cease distributions after your death.

B. Financial Effect and Tax Consequences of the Annuity

If you elect to use your vested account balance to purchase a single life annuity, you will receive payments as long as you are alive. For example, a participant who is age 65 with a $10,000 vested account balance will receive $76.60 per month while he or she is alive.

III. LUMP SUM PAYMENT

If you properly waive the Qualified Joint and Survivor Annuity or if this is a REA safe harbor plan and no existing plan assets are subject to the REA annuity requirements, you may request a single sum payment.

A. Lump Sum Payment Defined

A Lump Sum Payment is the payment of your entire vested account balance.

B. Financial Effect and Tax Consequences of a Lump Sum Payment

Generally a Lump Sum Payment is included in your income and taxed in the year of the distribution. Most Lump Sum Payments are eligible rollover distributions and would, therefore, be subject to the 20 percent withholding rules unless directly rolled over to another plan or Traditional IRA. See Part Three, "Special Tax Notice Regarding Plan Payments" for more information.

IV. INSTALLMENT PAYMENTS

If the Qualified Joint and Survivor Annuity is properly waived or if this is a REA safe harbor plan, you may elect to receive your vested account balance in installment payments. Installment payments for a period of less than 10 years are generally eligible rollover distributions and would, therefore, be subject to the 20 percent withholding rules unless directly rolled over to another plan or Traditional IRA. See Part Three, "Special Tax Notice Regarding Plan Payments" for more information.

A. Installment Payments Defined

Installment payments are payments distributed to you in any amount you choose at intervals that you determine within limits set by the trustee or custodian. For example, the payments could be paid to you annually, semiannually, quarterly, or monthly. The payment schedule you choose cannot be longer than your single life expectancy or, if you have a beneficiary named, the joint life expectancy of you and your beneficiary.

B. Financial Effect and Tax Consequences of Installment Payments
Generally, each installment payment will be included in your income in the year in which you receive it. For example, a participant who elects to receive $500 per month will include $6,000 ($500 x 12 months) in income each tax year.

PART TWO — PAYMENT OPTIONS FOR BENEFICIARIES OF DECEASED PLAN PARTICIPANTS

IMPORTANT NOTICE TO BENEFICIARY *If you are the designated beneficiary of a deceased participant's vested account balance, you are eligible to receive a distribution. The form of the benefit depends on several factors including the type of plan and the amount in the participant's account.*

I. PARTICIPANT'S ACCOUNT BALANCE
Regardless of any other issue, if the participant's vested account balance was $5,000 or less, the plan administrator is required to pay your distribution to you in a Lump Sum Payment. If the participant's account balance exceeded $5,000, you must consent to the form of payment.

II. TYPE OF PLAN
NOTE: THE PLAN ADMINISTRATOR CAN TELL YOU WHICH TYPE OF PLAN THIS IS.

A. REA Safe Harbor Plans (Profit Sharing or 401(k) Plans only)
You may select either Option III or IV listed above. However, if you select the installment payment method described in Option IV, the payment schedule you choose cannot be longer than your life single expectancy.

B. All other plans
If the plan participant died before distributions commenced and you are a spouse beneficiary, distributions from the plan must be paid to you (if applicable) in the form of a qualified preretirement survivor annuity, unless the annuity requirement was properly waived. A participant waives the annuity requirement by completing a "Designation of Beneficiary" form and obtaining your written consent to the waiver. If the participant did not execute the required waivers, then his or her account balance will be paid to you (the deceased participant's spouse) in the form of a preretirement survivor annuity unless the plan specifically permits you to elect to receive payments in a form other than a qualified preretirement survivor annuity. If you are a nonspouse beneficiary of a deceased participant who was married, you will not receive any payment from the plan unless the participant properly waived the requirement that his or her spouse be the beneficiary.

If the qualified preretirement survivor annuity was properly waived by the participant and/or his or her spouse (if applicable), then you may receive the entire vested account balance in a Lump Sum Payment as explained in Part One, Option III, of this notice. The rollover option described below is available only if you are the spouse of the deceased participant. The other distribution option available to you as a beneficiary is explained in Part One, Option IV, "Installment Payments." However, the payment schedule you choose cannot be longer than your single life expectancy.

PART THREE — SPECIAL TAX NOTICE REGARDING PLAN PAYMENTS

SUMMARY *This notice explains how you can continue to defer federal income tax on your retirement savings, and contains important information you will need before you decide how to receive your plan benefits.*

NOTE: Your employer has received an IRS opinion letter that this plan is qualified.

This notice is provided to you by your plan administrator because all or part of the payment that you will soon receive from the plan may be eligible for rollover by you or your plan administrator to a Traditional IRA or an eligible employer plan. A rollover is a payment by you or the plan administrator of all or part of your benefit to another plan or IRA that allows you to continue to postpone taxation of that benefit until it is paid to you. Your payment cannot be rolled over to a Roth IRA, a SIMPLE IRA, or a Coverdell Education Savings Account (formerly known as an Education IRA). An "eligible employer plan" includes a plan qualified under Section 401(a) of the Internal Revenue Code, including a 401(k) plan, profit-sharing plan, defined benefit plan, stock bonus plan, and money purchase plan; an annuity plan described under Section 403(a) of the Code; a tax-sheltered annuity described under Section 403(b) of the Code; and a deferred compensation plan, described under Section 457(b) of the Code, maintained by a governmental employer (governmental 457(b) plan).

An eligible employer plan is not legally required to accept a rollover. Before you decide to roll over your payment to another employer plan, you should find out whether the plan accepts rollovers and, if so, the types of distributions it accepts as a rollover. You should also find out about any documents that are required to be completed before the receiving plan will accept a rollover. Even if a plan accepts rollovers, it might not accept rollovers of certain types of distributions, such as after-tax amounts. If this is the case, and your distribution includes after-tax amounts, you may wish instead to roll your distribution over to a Traditional IRA or split your rollover amount between the employer plan in which you will participate and a Traditional IRA. If an employer plan accepts your rollover, the plan may restrict subsequent distributions of the rollover amount or may require your spouse's consent for any subsequent distribution. A subsequent distribution from the plan that accepts your rollover may also be subject to different tax

treatment than distributions from this plan. Check with the administrator of the plan that is to receive your rollover prior to making the rollover.

If you have additional questions after reading this notice, you may contact your plan administrator.

There are two ways you may be able to receive a plan payment that is eligible for rollover: (1) certain payments can be made directly to a Traditional IRA that you establish or to an eligible employer plan that will accept it and hold it for your benefit ("direct rollover"); or (2) the payment can be paid to you.

If you choose a direct rollover the following will result.

- Your payment will not be taxed in the current year and no income tax will be withheld.
- You choose whether your payment will be made directly to your Traditional IRA or to an eligible employer plan that accepts your rollover. Your payment cannot be rolled over to a Roth IRA, a SIMPLE IRA, or a Coverdell Education Savings Account because these are not Traditional IRAs.
- The taxable portion of your payment will be taxed later when you take it out of the Traditional IRA or the eligible employer plan. Depending on the type of plan, the subsequent distribution may be subject to different tax treatment than it would be if you received a taxable distribution from this plan.

If you choose to have a plan payment that is eligible for rollover paid to you, the following will result.

- You will receive only 80 percent of the taxable amount of the payment, because the plan administrator is required to withhold 20 percent of that amount and send it to the IRS as income tax withholding to be credited against your taxes.
- The taxable amount of your payment will be taxed in the current year unless you roll it over. Under limited circumstances, you may be able to use special tax rules that could reduce the tax you owe. However, if you receive the payment before age 59½, you also may have to pay an additional 10 percent tax.
- You can roll over the payment by paying it to your Traditional IRA or to an eligible employer plan that accepts your rollover within 60 days after you receive the payment. The amount rolled over will not be taxed until you take it out of the Traditional IRA or the eligible employer plan.
- If you want to roll over 100 percent of the payment to a Traditional IRA or an eligible employer plan, *you must find other money to replace the 20 percent of the taxable portion that was withheld.* If you roll over only the 80 percent that you received, you will be taxed on the 20 percent that was withheld and that is not rolled over.

MORE INFORMATION

I. PAYMENTS THAT CAN AND CANNOT BE ROLLED OVER

Payments from the plan may be "eligible rollover distributions." This means that they can be rolled over to a Traditional IRA or an eligible employer plan that accepts rollovers. Payments from a plan cannot be rolled over to a Roth IRA, a SIMPLE IRA, or a Coverdell Education Savings Account. Your plan administrator should be able to tell you what portion of your payment is an eligible rollover distribution.

A. AFTER-TAX CONTRIBUTIONS

If you made after-tax contributions to the plan, these contributions may be rolled into either a Traditional IRA or to certain employer plans that accept rollovers of after-tax contributions. The following rules apply.

1. **Rollover into a Traditional IRA.** You can roll over your after-tax contributions to a Traditional IRA either directly or indirectly. Your plan administrator should be able to tell you how much of your payment is taxable and how much is after-tax.

   If you roll over after-tax contributions to a Traditional IRA, it is your responsibility to keep track of, and report to the IRS on the applicable forms, the amount of these after-tax contributions. This will enable the nontaxable amount of any future distributions from the Traditional IRA to be determined.

   Once you roll over your after-tax contributions to a Traditional IRA, those amounts CANNOT later be rolled over to an employer plan.

2. **Rollover into an Employer Plan.** You can roll over after-tax contributions from an eligible employer plan that is qualified under Section 401(a) or 403(a) of the Code to another such plan using a direct rollover if the plan receiving the rollover provides separate accounting for such amounts, including separate accounting for the after-tax contributions and earnings on those contributions. You CANNOT roll over such after-tax contributions to a governmental 457(b) plan. If you want to roll over your after-tax contributions to an employer plan that accepts such rollovers, you cannot have the after-tax contributions paid to you first. You must instruct the plan administrator of this plan to make a direct rollover on your behalf. Also, you cannot first roll over after-tax contributions to a Traditional IRA and then roll over such contributions into an eligible employer plan.

B. The following are types of payments that cannot be rolled over.

PAYMENTS SPREAD OVER LONG PERIODS

You cannot roll over a payment if it is part of a series of equal (or almost equal) payments that are made at least once a year and that will last for.

- your lifetime (or a period measured by your life expectancy), or
- your lifetime and your beneficiary's lifetime (or a period measured by your joint life expectancies), or
- a period of ten years or more.

REQUIRED MINIMUM PAYMENTS
Beginning when you reach age 70½ or retire, whichever is later, a certain portion of your payment cannot be rolled over because it is a "required minimum payment" that must be paid to you. Special rules apply if you own more than five percent of your employer.

HARDSHIP DISTRIBUTIONS
A hardship distribution cannot be rolled over.

ESOP DIVIDENDS
Cash dividends paid to you on employer stock held in an employee stock ownership plan cannot be rolled over.

CORRECTIVE DISTRIBUTIONS
A distribution that is made to correct a failed nondiscrimination test or because legal limits on certain contributions were exceeded cannot be rolled over.

LOANS TREATED AS DISTRIBUTIONS
The amount of a plan loan that becomes a taxable deemed distribution because of a default cannot be rolled over. However, a loan offset amount is eligible for rollover, as discussed in Part III below. Ask the plan administrator of this plan if distribution of your loan qualifies for rollover treatment.

The plan administrator of this plan should be able to tell you if your payment includes amounts which cannot be rolled over.

II. DIRECT ROLLOVER

A direct rollover is a direct payment of the amount of your plan benefits to a Traditional IRA or an eligible employer plan that will accept it. You can choose a direct rollover of all or any portion of your payment that is an eligible rollover distribution, as described in Part I above. You are not taxed on any taxable portion of your payment for which you choose a direct rollover until you later take it out of the Traditional IRA or eligible employer plan. In addition, no income tax withholding is required for any portion of your plan benefits for which you choose a direct rollover. This plan might not let you choose a direct rollover if your distributions for the year are less than $200.

A. DIRECT ROLLOVER TO A TRADITIONAL IRA

You can open a Traditional IRA to receive the direct rollover. If you choose to have your payment made directly to a Traditional IRA, contact an IRA sponsor (usually a financial institution) to find out how to have your payment made in a direct rollover to a Traditional IRA at that institution. If you are unsure of how to invest your money, you can temporarily establish a Traditional IRA to receive the payment. However, in choosing a Traditional IRA, you may wish to make sure that the Traditional IRA you choose will allow you to move all or a part of your payment to another Traditional IRA at a later date, without penalties or other limitations. See IRS Publication 590, *Individual Retirement Arrangements*, for more information on Traditional IRAs (including limits on how often you can roll over between IRAs).

B. DIRECT ROLLOVER TO A PLAN

If you are employed by a new employer that has an eligible employer plan, and you want a payment from your previous employer's plan directly rolled over to your new employer's plan, ask the plan administrator of that plan whether it will accept your rollover. An eligible employer plan is not legally required to accept a rollover. Even if your new employer's plan does not accept a rollover, you can choose a direct rollover to a Traditional IRA. If your new employer's plan accepts your rollover, the plan may provide restrictions on the circumstances under which you may later receive a distribution of the rollover amount or may require spousal consent to any subsequent distribution. Check with the plan administrator of the receiving plan before making your decision.

C. DIRECT ROLLOVER OF A SERIES OF PAYMENTS

If you receive a payment that can be rolled over to a Traditional IRA or an eligible employer plan, and it is paid in a series of payments for less than ten years, your choice to make or not make a direct rollover of the first payment will apply to all later payments in the series until you change your election. You are free to change your election for any later payment in the series.

D. CHANGE IN TAX TREATMENT RESULTING FROM A DIRECT ROLLOVER

The tax treatment of any payment from the eligible employer plan or Traditional IRA receiving your direct rollover might be different than if you received your benefit in a taxable distribution directly from the plan. For example, if you were born before January 1, 1936, you might be entitled to ten-year averaging or capital gain treatment, as explained below. However, if you have your benefit rolled over to a tax-sheltered annuity described under Section 403(b) of the Code, a deferred compensation plan described under Section 457(b) of the Code, or a Traditional IRA in a direct rollover, your benefit will no longer be eligible for that special treatment. See the sections below entitled "Additional 10 percent Tax If You Are Under Age 59½" and "Special Tax Treatment If You Were Born Before January 1, 1936."

III. PAYMENT PAID TO YOU

If your payment can be rolled over (see Part I above) and the payment is made to you in cash, it is subject to 20 percent federal income tax withholding on the taxable portion (state tax withholding may also apply). The

payment is taxed in the year you receive it unless, within 60 days, you roll it over to a Traditional IRA or an eligible employer plan. If you do not roll it over, special tax rules may apply.

A. INCOME TAX WITHHOLDING

1. Mandatory Withholding

If any portion of your payment can be rolled over under Part I above and you do not elect to make a direct rollover, the plan is required by law to withhold 20 percent of the taxable amount. This amount is sent to the IRS as income tax withholding. For example, if you can roll over a taxable payment of $10,000, only $8,000 will be paid to you because the plan must withhold $2,000 as income tax. However, when you prepare your income tax return for the year, unless you make a rollover within 60 days (see "Sixty-Day Rollover Option" below) you must report the full $10,000 as a payment from the plan. You must report the $2,000 as tax withheld, and it will be credited against any income tax you owe for the year. There will be no income tax withholding if your payments for the year are less than $200.

2. Voluntary Withholding

If any portion of your payment is taxable but cannot be rolled over under Part I above, the mandatory withholding rules described above do not apply. In this case, you may elect not to have withholding apply to that portion. If you do nothing, an amount will be taken out of this portion of your payment for federal income tax withholding. To elect out of withholding, ask the plan administrator for the election form and related information.

3. Sixty-Day Rollover Option

If you receive a payment that can be rolled over under Part I above, you can still decide to roll over all or part of it to a Traditional IRA or an eligible employer plan. If you decide to roll over, *you must contribute the amount of the payment you received to a Traditional IRA or eligible employer plan within 60 days after you receive the payment.* The portion of your payment that is rolled over will not be taxed until you take it out of the Traditional IRA or the eligible employer plan.

You can roll over up to 100 percent of your payment that can be rolled over under Part I above, including an amount equal to the 20 percent of the taxable portion that was withheld. If you choose to roll over 100 percent, you must find other money within the 60-day period to contribute to the Traditional IRA or the eligible employer plan, to replace the 20 percent that was withheld. On the other hand, if you roll over only the 80 percent of the taxable portion that you received, you will be taxed on the 20 percent that was withheld.

Example: The taxable portion of your payment that can be rolled over under Part I above is $10,000, and you choose to have it paid to you. You will receive $8,000, and $2,000 will be sent to the IRS as income tax withholding. Within 60 days after receiving the $8,000, you may roll over the entire $10,000 to a Traditional IRA or eligible employer plan. To do this, you roll over the $8,000 you received from the plan, and you will have to find $2,000 from other sources (your savings, a loan, etc.). In this case, the entire $10,000 is not taxed until you take it out of the Traditional IRA or an eligible employer plan. If you roll over the entire $10,000, when you file your income tax return you may get a refund of part or all of the $2,000 withheld.

If, on the other hand, you roll over only $8,000, the $2,000 you did not roll over is taxed in the year it was withheld. When you file your income tax return you may get a refund of part of the $2,000 withheld. (However, any refund is likely to be larger if you roll over the entire $10,000.)

B. ADDITIONAL 10 PERCENT TAX IF YOU ARE UNDER AGE 59½

If you receive a payment before you reach age 59½ and you do not roll it over, then, in addition to the regular income tax, you may have to pay an extra tax equal to 10 percent of the taxable portion of the payment. The additional 10 percent tax generally does not apply to (1) payments that are paid after you separate from service with your employer during or after the year you reach age 55, (2) payments that are paid because you retire due to disability, (3) payments that are paid as equal (or almost equal) payments over your life or life expectancy (or your and your beneficiary's lives or life expectancies), (4) dividends paid with respect to stock by an employee stock ownership plan (ESOP) as described in Section 404(k) of the Code, (5) payments that are paid directly to the government to satisfy a federal tax levy, (6) payments that are paid to an alternate payee under a qualified domestic relations order, or (7) payments that do not exceed the amount of your deductible medical expenses. See IRS Form 5329 for more information on the additional 10 percent tax.

The additional 10 percent tax will not apply to distributions from a governmental 457(b) plan, except to the extent the distribution is attributable to an amount you rolled over to that plan (adjusted for investment returns) from another type of eligible employer plan or IRA. Any amount rolled over from a governmental 457(b) plan to another type of eligible employer plan or to a Traditional IRA will become subject to the additional 10 percent tax if it is distributed to you before you reach age 59½, unless one of the exceptions applies.

C. SPECIAL TAX TREATMENT IF YOU WERE BORN BEFORE JANUARY 1, 1936

If you receive a payment that can be rolled over under Part I and you do not roll it over to a Traditional IRA or an eligible employer plan, the payment will be taxed in the year you receive it. However, if the payment qualifies as a "lump sum distribution," it may be eligible for special tax treatment. (See also

"Employer Stock or Securities" below.) A lump sum distribution is a payment, within one year, of your entire balance under the plan (and certain other similar plans of the employer) that is payable to you after you have reached age 59½ or because you have separated from service with your employer (or, in the case of a self-employed individual, after you have reached age 59½ or have become disabled). For a payment to be treated as a lump sum distribution, you must have been a participant in the plan for at least five years before the year in which you received the distribution. The special tax treatment for lump sum distributions that may be available to you is described below.

1. **Ten-Year Averaging**
   If you receive a lump sum distribution and you were born before January 1, 1936, you can make a one-time election to figure the tax on the payment by using "10-year averaging" (using 1986 tax rates). Ten-year averaging often reduces the tax you owe.

2. **Capital Gain Treatment**
   If you receive a lump sum distribution and you were born before January 1, 1936, and if you were a participant in the plan before 1974, you may elect to have the part of your payment that is attributable to your pre-1974 participation in the plan taxed as long-term capital gain at a rate of 20 percent.

There are other limits on the special tax treatment for lump sum distributions. For example, you can generally elect this special tax treatment only once in your lifetime, and the election applies to all lump sum distributions that you receive in that same year. You may not elect this special tax treatment if you rolled amounts into this plan from a 403(b) tax-sheltered annuity contract or from an IRA not originally attributable to a qualified employer plan. If you have previously rolled over a distribution from a governmental 457 plan (or certain other similar plans of the employer), you cannot use this special averaging treatment for later payments from this plan. If you roll over your payment to a Traditional IRA, a tax-sheltered annuity described under Section 403(b) of the Code, or a governmental 457(b) plan, you will not be able to use special tax treatment for later payments from that IRA, plan, or annuity. Also, if you roll over only a portion of your payment to a Traditional IRA, a tax-sheltered annuity, described under Section 403(b) of the Code, or a governmental 457(b) plan, this special tax treatment is not available for the rest of the payment. See IRS Form 4972 for additional information on lump sum distributions and how you elect the special tax treatment.

D. EMPLOYER STOCK OR SECURITIES

There is a special rule for a payment from the plan that includes employer stock (or other employer securities). To use this special rule, 1) the payment must qualify as a lump sum distribution, as described above, except that you do not need five years of plan participation, or 2) the employer stock included in the payment must be attributable to "after-tax" employee contributions, if any. Under this special rule, you may have the option of not paying tax on the "net unrealized appreciation" of the stock until you sell the stock. Net unrealized appreciation generally is the increase in the value of the employer stock while it was held by the plan. For example, if employer stock was contributed to your plan account when the stock was worth $1,000 but the stock was worth $1,200 when you received it, you would not have to pay tax on the $200 increase in value until you later sold the stock.

You may instead elect not to have the special rule apply to the net unrealized appreciation. In this case, your net unrealized appreciation will be taxed in the year you receive the stock, unless you roll over the stock. The stock can be rolled over to a Traditional IRA or another eligible employer plan, either in a direct rollover or a rollover that you make yourself. Generally, you will no longer be able to use the special rule for net unrealized appreciation if you roll the stock over to a Traditional IRA or another eligible employer plan.

If you receive only employer stock in a payment that can be rolled over, no amount will be withheld from the payment. If you receive cash or property other than employer stock, as well as employer stock, in a payment that can be rolled over, the 20 percent withholding amount will be based on the entire taxable amount paid to you (including the employer stock determined by excluding the net unrealized appreciation). However, the amount withheld will be limited to the cash or property (excluding employer stock) paid to you.

If you receive employer stock in a payment that qualifies as a lump sum distribution, the special tax treatment for lump sum distributions described above (such as 10-year averaging) also may apply. See IRS Form 4972 for additional information on these rules.

E. REPAYMENT OF PLAN LOANS

If your employment ends and you have an outstanding loan from the plan, your employer may reduce (or "offset") your balance in the plan by the amount of the loan you have not repaid. The amount of your loan offset is treated as a distribution to you at the time of the offset and will be taxed unless you roll over an amount equal to the amount of your loan offset to another qualified employer plan or a Traditional IRA within 60 days of the date of the offset. If the amount of your loan offset is the only amount you receive or are treated as having received, no amount will be withheld from it. If you receive other payments of cash or property from the plan, the 20 percent withholding amount will be based on the entire taxable amount paid to you, including the amount of the loan offset. The amount withheld will be limited to the amount of other cash or property paid to you (other than any employer securities). The amount of a defaulted plan loan that is a taxable deemed distribution cannot be rolled over.

IV. SURVIVING SPOUSES, ALTERNATE PAYEES, AND OTHER BENEFICIARIES

In general, the rules summarized above that apply to payments to employees also apply to payments to surviving spouses of employees and to spouses or former spouses who are "alternate payees." You are an alternate payee if your interest in the plan results from a "qualified domestic relations order," which is an order issued by a court, usually in connection with a divorce or legal separation.

If you are a surviving spouse or an alternate payee, you may choose to have a payment that can be rolled over, as described in Part I above, paid in a direct rollover to a Traditional IRA or to an eligible employer plan, or paid to you. If you have the payment paid to you, you can keep it or roll it over yourself to a Traditional IRA or to an eligible employer plan. Thus, you have the same choices as the employee.

If you are a beneficiary other than a surviving spouse or an alternate payee, you cannot choose a direct rollover, and you cannot roll over the payment yourself.

If you are a surviving spouse, an alternate payee, or another beneficiary, your payment is generally not subject to the additional 10 percent tax described in Part Three Section III above, even if you are younger than age 59½.

If you are a surviving spouse, an alternate payee, or another beneficiary, you may be able to use the special tax treatment for lump sum distributions and the special rule for payments that include employer stock, as described in Part Three Section III above. If you receive a payment because of the employee's death, you may be able to treat the payment as a lump sum distribution if the employee met the appropriate age requirements, whether or not the employee had five years of participation in the plan.

HOW TO OBTAIN ADDITIONAL INFORMATION

This notice summarizes only the federal (not state or local) tax rules that might apply to your payment. The rules described above are complex and contain many conditions and exceptions that are not included in this notice. Therefore, you may want to consult with the plan administrator or a professional tax advisor before you take a payment of your benefits from the plan. Also, you can find more specific information on the tax treatment of payments from qualified employer plans in IRS Publication 575, *Pension and Annuity Income*, and IRS Publication 590, *Individual Retirement Arrangements*. These publications are available from your local IRS office, on the IRS's Internet Web Site at www.irs.gov, or by calling 1-800-TAX-FORM.

Qualified AUTOMATIC ROLLOVER NOTICE
Retirement Plan

The purpose of this notice is to provide you with information relating to the automatic rollover provisions applicable to your employer's retirement plan. This notice supplements any other distribution forms that have been or will be provided to you.

PLAN INFORMATION

Employer Name ______________________

Plan Name ______________________

Plan Sequence Number 001 ______________________ Plan Year End *(month/day)* ______________________

Plan ID Number ______________________

ROLLOVER PROVISIONS

You may generally request a distribution from your employer's retirement plan when you terminate employment. You may request to have your distribution either: (1) paid to you, or (2) directly rolled over to a Traditional individual retirement account (IRA). This election can be made on the distribution form(s) that are provided to you by your plan administrator. In addition, the plan provides that if you fail to request a distribution and your vested account balance (or, in the case of a defined benefit plan, the actuarial value of your accrued benefit) does not exceed the plan's cashout level, a distribution will be made from the plan without your consent. A distribution made to you without your consent must generally be directly rolled over to an IRA with an IRA provider selected by the plan administrator. However, you may subsequently transfer your IRA to an IRA at a different financial organization.

In the event of a direct rollover without your consent, the plan administrator will roll over your distribution to:

Name of IRA Provider ______________________

Address ______________________

City ______________________ State ____________ ZIP ____________

Telephone Number ______________________

Refer to your Summary Plan Description for more information concerning the plan's provisions governing cashout distributions and for an explanation of the investment product selected for the rollover funds, a statement regarding the fees and expenses associated with the IRA, and the identity of the person you may contact if you have additional questions.

NOTE: *If your employer is (or an affiliate of your employer) also listed as the IRA Provider, the investment product selected for the rollover funds may be the employer's (or affiliate's) own proprietary investment. However, you may, without penalty, transfer your IRA balance to a different investment offered by the IRA Provider or to an IRA at a different financial organization.*

For example, if you are employed by ABC financial organization, participate in ABC's retirement plan, and your account balance in ABC's plan is subject to the automatic rollover rules, a fiduciary of ABC's plan may select an ABC IRA to accept the automatic rollover.

Qualified NOTICE OF PLAN BLACKOUT PERIOD

Retirement Plan

A "blackout period" is generally any period during which your ability to direct or diversify the assets in your Individual Account or obtain distributions or loans (if applicable) from the Plan is temporarily suspended. Federal law generally requires that you be furnished notice of a blackout period. This notice generally must be given to you at least 30 days prior to the last day on which you are able to conduct certain transactions with your Individual Account that you will be unable to conduct during the blackout period. This notice is intended to provide you with sufficient time to consider the effect of the blackout period on your retirement and financial plans.

SECTION A. CONTACT INFORMATION

Name ____ (a)

Address ____

City ______________________________ State __________ Zip ______________

Telephone Number ______________________

SECTION B. NOTICE OF PLAN BLACKOUT

IMPORTANT NOTICE CONCERNING YOUR RIGHTS UNDER THE

____ (b)

Date: ______________________ (c)

1. This notice is to inform you that the Plan listed above will be *(check all that apply)*:
   a. ☐ Changing investment options.
   b. ☐ Changing recordkeepers.
   c. ☐ Other *(specify)* ______________________________.

2. As a result of these changes, you temporarily will be unable to *(check all that apply)*:
   a. ☐ Direct or diversify investments in your Individual Account.
   b. ☐ Obtain a loan from the Plan.
   c. ☐ Obtain a distribution from the Plan.
   d. ☐ Other *(specify)* ______________________________.

   Note: *If only certain investments are subject to the blackout period, please specify:* ______________________________.

   This period, during which you will be unable to exercise these rights otherwise available under the Plan, is called a blackout period. Whether or not you are planning to retire in the near future, we encourage you to carefully consider how this blackout period may affect your retirement planning, as well as your overall financial plan.

3. The blackout period for the Plan is expected to begin during the week of ______________ (d) and end during the week of ______________ (e). During these weeks, you can determine whether the blackout period has started or ended by contacting, free of charge, the individual or department listed in Section A, above.

   Note: *If there is a difference in the date(s) the blackout period will begin for any of the Participant rights selected in Section B. 2 above, please specify:*

   ____

   ____

   ____

4. Will Plan investments be affected? (f) ☐ Yes ☐ No

   If "Yes" is selected, please read the following information. If "No" is selected, skip the remainder of item four and proceed to item five.

   During the blackout period you will be unable to direct or diversify the assets held in your Individual Account. For this reason, it is very important that you review and consider the appropriateness of your current investments in light of your inability to direct or diversify those investments during the blackout period. For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income and investments. You should be aware that there is a risk to holding substantial portions of your assets in the securities of any one company, as individual securities tend to have wider price swings, up and down, in short periods of time, than investments in diversified funds. Stocks that have wide price swings might have a large loss during the blackout period, and you would not be able to direct the sale of such stocks from your Individual Account during the blackout period.

5. Is notice of the blackout period being given less than 30 days in advance of the blackout period? (g) ☐ Yes ☐ No

   If "Yes" is selected, please read the following information. If "No" is selected, skip the remainder of item five and proceed to item six.

   The reason(s) notice was not provided 30 days in advance is/are:

   ____ (h)

   ____

6. If you have questions concerning this notice, you should contact the individual listed in Section A above.

INSTRUCTIONS FOR COMPLETION

This *Notice of Plan Blackout Period* must be completed and delivered by the Employer to each Participant and Beneficiary in the Plan affected by the blackout and to the issuer of Employer securities, if applicable. This notice must be provided at least 30 days, but not more than 60 days, prior to the last day on which the rights otherwise available to Participants and Beneficiaries under the Plan will be temporarily suspended. If the Plan permits Participants and Beneficiaries to exercise their rights up to the commencement of the blackout period, however, the timing of the notice must be calculated back from the first day of the week in which the blackout period will begin. If notice cannot be provided within this time frame, the Employer must provide notification of the blackout period as soon as reasonably possible under the circumstances. If, following the furnishing of the notice there is a change in the week during which the blackout period will begin or end, the Employer must furnish Participants, Beneficiaries and issuers (if applicable) an updated notice explaining the reasons for the change. This update must be provided as soon as reasonably possible. This notice may be delivered either in writing or electronically provided that the system for providing electronic notification ensures actual receipt by the Participant or Beneficiary.

According to the Department of Labor Regulations, it is the Employer's responsibility to determine: (1) the length of any time period required by the Regulations, (2) the circumstances under which an updated notice may be required, and (3) whether any other reporting or other regulatory requirement under the Sarbanes-Oxley Act applies to the Plan. Failure or refusal to provide the *Notice of Plan Blackout Period*, as required, may result in civil penalties of up to $100 per day per each Participant or Beneficiary affected by the blackout period.

Complete the *Notice of Plan Blackout Period* by following the directions set forth below.

SECTION A. (a) List the name, mailing address and telephone number of the department (e.g., human resources), Plan Administrator or other person responsible for answering questions regarding this notice.

SECTION B. (b) Enter the name of the Plan.

(c) Enter the date on which the *Notice of Plan Blackout Period* is provided to Participants and Beneficiaries.

(d) Enter the date of the first day of the week in which the blackout period will begin. The regulations identify Sunday as the first day of the week for purposes of this notice. In a situation where Plan recordkeeping is changing from one organization to another or an investment option is being added, omitted or replaced, please consult the current recordkeeper or investment provider as to its internal time requirements that may affect the timing of the notice.

(e) Enter the date of the first day of the week in which the blackout period will end. The regulations identify Sunday as the first day of the week for purposes of this notice. If you have selected BISYS as your new Plan recordkeeper, the week during which the blackout period will end may be identified by determining (with the assistance of your prior recordkeeper, if necessary) the date you are able to provide BISYS with Participant records in a form and manner acceptable to BISYS and adding 20 business days. If you are terminating services with BISYS, please contact your Client Service Representative for an asset liquidation date.

(f) Select "Yes" if Plan investments will be affected by the blackout period. Select "No" if Plan investments will not be affected by the blackout period.

(g) Select "Yes" if the *Notice of Plan Blackout Period* is not being given 30 days in advance of the blackout period. Select "No" if the *Notice of Plan Blackout Period* is being given 30 days in advance of the blackout period.

(h) Enter explanation of reason(s) for inability to furnish 30 days advance notice.

END